                                                                    EXHIBIT 25.3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      ------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2)  /X/

                      ------------------------------------
                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                22-2382028
(State of incorporation                                   (I.R.S. employer
if not a national bank)                                identification No.)

200 WHITE CLAY CENTER
NEWARK, DE                                                           19711
(Address of principal executive offices)                        (Zip Code)

                                 DAVID J. CLARK
                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                     COUNSEL
                              200 WHITE CLAY DRIVE
                                NEWARK, DE 19711
                               TEL: (302) 758-2604
            (Name, address and telephone number of agent for service)

            ---------------------------------------------------------

                               CREDIT SUISSE GROUP
               (Exact name of obligor as specified in its charter)

CANTON OF ZURICH, SWITZERLAND                                   98-0215385
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                         identification No.)

PARADEPLATZ 8, P.O. BOX 1
CH 0870 ZURICH, SWITZERLAND                                            N/A
(Address of principal executive offices)                        (Zip Code)

            ---------------------------------------------------------
                             Senior Debt Securities
                          Subordinated Debt Securities
           Subordinated Guarantees of Company Preferred Securities of
                  Credit Suisse Group Capital (Delaware) LLC I
                       (Title of the indenture securities)

            ---------------------------------------------------------

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GENERAL

ITEM 1. GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     Comptroller of the Currency, Washington, D.C.

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

ITEM 16. LIST OF EXHIBITS

List below all exhibits filed as a part of this Statement of Eligibility.

1.   A copy of the Articles of Association of the Trustee as now in effect.

2. A copy of the Certificates of Authority of the Trustee to commence business. Also included are letters dated August 16, 1996 and April 11, 2001 from the Comptroller of the Currency authorizing the exercise of fiduciary powers by the Trustee.

3.   The Authorization of the Trustee to exercise corporate trust powers.

4.   A copy of the By-Laws of the Trustee as now in effect.

5.   Not applicable.

6.   The consent of the Trustee required by Section 321(b) of the Act (see
     Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-13525, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.   Not applicable.

9.   Not applicable.

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SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chase Manhattan Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of October, 2002.

                                               CHASE MANHATTAN USA,
                                               NATIONAL ASSOCIATION

                                               By /s/ John J. Cashin
                                                 ---------------------------
                                                  Name: JOHN J. CASHIN
                                                  Title: VICE-PRESIDENT

                                                                          [SEAL]

                                    EXHIBIT 1

                            CHASE MANHATTAN BANK USA,
                              NATIONAL ASSOCIATION

                                Charter No. 23160

                             ARTICLES OF ASSOCIATION

For the purpose of organizing an Association to perform any lawful activities of national banks, the undersigned do enter into the following Articles of
Association:

FIRST. The title of this Association shall be Chase Manhattan Bank USA, National Association (the "Association").

SECOND. The main office of the Association shall be in Newark County of New Castle, State of Delaware. The general business of the Association shall be conducted at its main office and its branches.

THIRD. The board of directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. Each director, during the full term of his directorship, shall own common or preferred stock of the Association or of a holding company owning the Association, with an aggregate par, fair market or equity value of not less than $1,000. Any vacancy in the board of directors may be filled by action of the shareholders or a majority of the remaining directors.

Terms of directors, including directors selected to fill vacancies, shall expire at the next regular meeting of shareholders at which directors are elected, unless the directors resign or are removed from office.

Despite the expiration of a director's term, the director shall continue to serve until his or her successor is elected and qualifies or until there is a decrease in the number of directors and his or her position is eliminated.

Honorary or advisory members of the board of directors, without voting power or power of final decision in matters concerning the business of the Association, may be appointed by resolution of a majority of the full board of directors, or by resolution of shareholders at any annual or special meeting. Honorary or advisory directors shall not be counted to determine the number of directors of the Association or the presence of a quorum in connection with any board action, and shall not be required to own qualifying shares.

FOURTH. There shall be an annual meeting of the shareholders to elect directors and transact whatever other business may be brought before the meeting. It shall be held at the main office or any other convenient place the board of directors may designate, on the day of each year specified therefore in the bylaws, or if that day falls on a legal holiday in the state in which the Association is located, on the next following banking day. If no election is held on the day fixed or in event of a legal holiday, on the following banking day, an election may be held on any subsequent day within 60 days of the day fixed, to be designated by the board of directors, or, if the directors fail to fix the day, by shareholders representing two-thirds of the shares issued and outstanding. In all cases at least 10 days advance notice of the meeting shall be given to the shareholders by first class mail.

In all elections of directors, the number of votes each common shareholder may cast will be determined by multiplying the number of shares he or she owns by the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates in the manner selected by the shareholder. On all other questions, each common shareholder shall be entitled to one vote for each share of stock held by him or her.

A director may resign at any time by delivering written notice to the board of directors, its Chairperson, or to the Association, which resignation shall be effective when the notice is delivered unless the notice specifies a later effective date.

A director may be removed by shareholders at a meeting called to remove him or her, when notice of the meeting stating that the purpose or one of the purposes is to remove him or her is provided. If there is a failure to fulfill one of the affirmative requirements for qualification, or for cause, provided, however, that a director may not be removed if the number of votes sufficient to elect him or her under cumulative voting is voted against his or her removal.

FIFTH. The authorized amount of capital stock of this Association shall be 417,000 shares of common stock of the par value of One Hundred dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, according to the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors. In its discretion may from time to time determine and at such price as the board of directors may from time to time fix.

Unless otherwise specified in the Articles of Association or required by law,
(1) all matters requiring shareholder action, including amendments to the Articles of Association, must be approved by shareholders owning a majority voting interest in the outstanding voting stock, and (2) each shareholder shall be entitled to one vote per share.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

SIXTH. The board of directors shall appoint one of its members President of this Association, and one of its members Chairperson of the board and shall have the power to appoint one or more Vice Presidents, a Secretary who shall keep minutes of the directors' and shareholders' meetings and be responsible for authenticating the records of the Association, and such other officers and employees as may be required to transact the business of this Association. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the board of directors in accordance with the bylaws.

The board of directors shall have the power to:

(1) Define the duties of the officers, employees, and agents of the Association.

(2) Delegate the performance of its duties, but not the responsibility for its duties, to the officers, employees, and agents of the Association.

(3) Fix the compensation and enter into employment contracts with its officers and employees upon reasonable terms and conditions consistent with applicable law.

(4)  Dismiss officers and employees.

(5)  Require bonds from officers and employees and to fix the penalty thereof.

                                        2
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(6)  Ratify written policies authorized by the Association's management or committees of the board.

(7) Regulate the manner in which any increase or decrease of the capital of the Association shall be made, provided that nothing herein shall restrict the power of shareholders to increase or decrease the capital of the Association in accordance with law.

(8)  Manage and administer the business and affairs of the Association.

(9) Adopt initial bylaws, not inconsistent with law or the Articles of Association, for managing the business and regulating the affairs of the Association.

(10) Amend or repeal bylaws, except to the extent that the Articles of Association reserve this power in whole or in part to shareholders.

(11) Make contracts.

(12) Generally perform all acts that are legal for a board of directors to perform.

SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of Newark, Delaware, without the approval of the shareholders, and shall have the power to establish or change the location of any branch or branches of the Association to any other location permitted under applicable law, without the approval of the shareholders subject to approval by the Office of the Comptroller of the Currency.

EIGHTH. The corporate existence of this Association shall continue until termination according to the laws of the United States.

NINTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The Association's board of directors may propose one or more amendments to the Articles of Association for submission to the shareholders.

In witness whereof, we have hereunto set our hands as of this 4th of August, 2000.

/s/ [ILLEGIBLE]                            /s/ Kevin Hurley
----------------------------               -------------------------------
    [ILLEGIBLE]                                Kevin Hurley


/s/ William Hoefling                       /s/ [ILLEGIBLE]
----------------------------               -------------------------------
    William Hoefling                           [ILLEGIBLE]


/s/ [ILLEGIBLE]                            /s/ Donald L. Boudreau
----------------------------               -------------------------------
    [ILLEGIBLE]                                Donald L. Boudreau


/s/ [ILLEGIBLE]                            /s/ [ILLEGIBLE]
----------------------------               -------------------------------
    [ILLEGIBLE]                                [ILLEGIBLE]


/s/ Thomas Jacob
----------------------------
    Thomas Jacob

                                        3
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[LOGO]

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Chase Manhattan Bank USA, National Association," Newark, Delaware, (Charter No. 23160) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

               IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 11th day of April, 2001.

[SEAL]

               /s/ John D. Hawke, Jr.
               ------------------------
               Comptroller of the Currency

     The Chairman advised the Board that in light of the recent revision of Officer titles within the Bank and in light of the corporate reorganization involving the Bank's national consumer businesses, it would be in order to revise the Bank's standing resolution authorizing the proper officers of this Bank to represent and/or commit this Bank in all transactions arising out of the normal course of business. After discussion, on motion duly made and seconded the following resolutions were adopted:

               RESOLVED, that, unless otherwise ordered by this Board, the Chairman, any Vice Chairman, any Director, the President, the Secretary, the Controller, the Treasurer, and any other officer of the Bank, (including any Vice President, any Assistant Vice President, and any Assistant Manager) be, and they hereby are, authorized to sign for, represent, and/or commit this Bank in all transactions arising out of, or in connection with, the normal course of business of this Bank, and to use and attach the corporate seal of this Bank;

               RESOLVED, that, unless otherwise ordered by this Board, authority be, and hereby is, granted to each of the Chairman, any Vice Chairman, any Director, the President, the Secretary, the Controller, the Treasurer, or any other Vice President of the Bank, to designate proxies and individuals to serve as attorneys-in-fact of the Bank in any matter arising out of, or in connection with, the Bank's normal course of business, whenever such officer determines that the designation of such proxy or attorney is in the best interest of the bank;

               RESOLVED, that any action taken by any of the officers, attorneys-in-fact, or agents of the Bank in any matter arising out of, or in connection with, the Bank's normal course of business, which precedes the date of these Resolutions, in hereby ratified, confirmed and approved in all respects.

November 20, 1996

                                                                       EXHIBIT 2

[LOGO]

Comptroller of the Currency
Administrator of National Banks

Northeastern District
1114 Avenue of the Americas, Suite 3900
New York, New York 10036


                                  TRUST PERMIT

WHEREAS, CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, located in WILMINGTON, State of DELAWARE, being a National Banking Association, organized under the statutes of the United States, has made application for authority to act as fiduciary;

AND WHEREAS, applicable provisions of the statutes of the United States authorize the grant of such authority;

NOW THEREFORE, I hereby certify that the said association is authorized to act in all fiduciary capacities permitted by such statutes.

IN TESTIMONY WHEREOF, witness my signature and seal of Office this 19TH day of AUGUST, 1996.

CHARTER NO.: 23160

                                                   /s/ Karen J. Wilson
                                                   -----------------------------
                                                   KAREN J. WILSON
                                                   Deputy Comptroller

[SEAL]

                                    EXHIBIT 4

                            CHASE MANHATTAN BANK USA,
                              NATIONAL ASSOCIATION
                                     BY-LAWS

Article I

MEETINGS OF SHAREHOLDERS

Section 1.1. ANNUAL MEETING. The regular annual meeting of the shareholders to elect directors and transact whatever other business may properly come before the meeting, shall be held at the main office of the Association, or such other place as the board may designate, at noon, on April 1st of each year, or if that date falls on a legal holiday in the State in which the Association is located, on the next following banking day. Notice of the meeting shall be mailed, postage prepaid, at least 10 days and no more than 60 days prior to the date thereof, addressed to each shareholder at his/her address appearing on the books of the Association. If, for any cause, an election of directors is not made on that date, or in the event of a legal holiday, on the next following banking day, an election may be held on any subsequent day within 60 days of the date fixed, to be designated by the board, or, if the directors fail to fix the date, by shareholders representing two-thirds of the shares issued and outstanding.

Section 1.2. SPECIAL MEETINGS. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by a majority of the board of directors or by any one or more shareholders owning, in the aggregate, not less than twenty-five percent of the stock of the Association or by the Chairperson of the board of directors or the President. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than 10 days nor more than 60 days prior to the date fixed for the meeting, to each shareholder at the address appearing on the books of the Association a notice stating the purpose of the meeting.

Section 1.3. NOMINATIONS OF DIRECTORS. Nominations for election to the board of directors may be made by the board of directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, PROVIDED, HOWEVER, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder.

(1)  The name and address of each proposed nominee.

(2)  The principal occupation of each proposed nominee.

(3) The total number of shares of capital stock of the Association that will be voted for each proposed nominee.

(4)  The name and residence address of the notifying shareholder.

(5) The number of shares of capital stock of the Association owned by the notifying shareholder.

Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

Section 1.4. PROXIES. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and filed with the records of the meeting. Proxies with rubber stamped facsimile signatures may be used and unexecuted proxies may be counted upon receipt of a confirming telegram from the shareholder. Proxies meeting the above requirements submitted at any time during a meeting shall be accepted.

Section 1.5. QUORUM. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law, or by the shareholders or directors pursuant to Section 10.2, but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association, or by the shareholders or directors pursuant to Section
10.2. Any action required or permitted to be taken by the shareholders may be taken without a meeting by unanimous written consent of the shareholders to a resolution authorizing the action. The resolution and the written consent shall be filed with the minutes of the proceedings of the shareholders.

Article II

DIRECTORS

Section 2.1. BOARD OF DIRECTORS. The board of directors ("board") shall have the power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the board.

Section 2.2. NUMBER. The board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board or by resolution of a majority of the shareholders at any meeting thereof; PROVIDED, HOWEVER, that a majority of the full board may not increase the number of directors to a number which: (1) exceeds by more than two the number of directors last elected by shareholders where such number was 15 or less; and (2) exceeds by more than four the number of directors last elected by shareholders where such number was 16 or more, but in no event shall the number of directors exceed 25.

Section 2.3. ORGANIZATION MEETING. The Secretary shall notify the directors-elect of their election and of the time at which they are required to meet at the main office of the Association to organize the new board and elect and appoint officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within 30 days thereof. If, at the time fixed for such meeting, there shall not be a quorum, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.4. REGULAR MEETINGS. The time and location of regular meetings of the board shall be set by the board. Such meetings may be held without notice. Any business may be transacted at any regular meeting. The board may adopt any procedures for the notice and conduct of any meetings as are not prohibited by law.

Section 2.5. SPECIAL MEETINGS. Special meetings of the board may be called at the request of the Chairperson of the board, the President, or three or more directors. Each member of the board shall be given notice stating the time and place, by telegram, telephone, letter or in person, of each such special meeting at least one day prior to such meeting. Any business may be transacted at any special meeting.

Section 2.6. ACTION BY THE BOARD. Except as otherwise provided by law, corporate action to be taken by the board shall mean such action at a meeting of the board. Any action required or permitted to be taken by the board or any committee of the board may be taken without a meeting if all members of the board or the committee consent in writing to a resolution authorizing the action. The resolution and the written consents thereto shall be filed with the minutes of the proceedings of the board or committee. Any one or more members of the board or any committee may participate in a meeting of the board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such meeting.

Section 2.7. WAIVER OF NOTICE. Notice of a special meeting need not be given to any director who submits a signed waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him or her.

Section 2.8. QUORUM AND MANNER OF ACTING. Except as otherwise required by law, the Articles of Association or these by-laws, a majority of the directors shall constitute a quorum for the transaction of any business at any meeting of the board and the act of a majority of the directors present and voting at a meeting at which a quorum is present shall be the act of the board. In the absence of a quorum, a majority of the directors present may adjourn any meeting, from time to time, until a quorum is present and no notice of any adjourned meeting need be given. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.9. VACANCIES. In the event a majority of the full board increases the number of directors to a number which exceeds the number of directors last elected by shareholders, as permitted by Section 2.2, directors may be appointed to fill the resulting vacancies by vote of such majority of the full board. In the event of a vacancy in the board for any other cause, a director may be appointed to fill such vacancy by vote of majority of the remaining directors then in office.

Section 2.10. REMOVAL OF DIRECTORS. The vacancy created by the removal of a director pursuant to this Section may be filled by the board in accordance with
Section 2.9 of these by-laws or by the shareholders.

Article III

COMMITTEES

Section 3.1. EXECUTIVE COMMITTEE. There may be an executive committee consisting of the Chairperson of the board and not less than two other directors appointed by the board annually or more often. Subject to the limitations in Section 3.5(g) of these by-laws, the executive committee shall have the maximum authority permitted by law.

Section 3.2. AUDIT COMMITTEE. There may be an audit committee composed of not less than two directors, exclusive of any active officers, appointed by the board annually or more often, whose duty it shall be to make an examination at least once during each calendar year and within fifteen months of the last examination into the affairs of the Association, or cause continuous suitable examinations to be made, by auditors responsible only to the board, and to report the results of any such examinations in writing to the board from time to time. Such examinations shall include audits of the fiduciary business of the Association as may be required by law or regulation.

Section 3.3. TRUST COMMITTEE. There may be a trust committee consisting of at least two directors, as appointed by the board, who shall serve on the trust committee at the pleasure of the board. The trust committee shall have power to review the general conduct of the fiduciary business of the Association and to pass upon all such matters relating to the conduct of the fiduciary business of the Association as may be submitted to the trust committee and shall, from time to time, exercise such other powers as may be assigned to it by the board.

Section 3.4. OTHER COMMITTEES. The board may appoint, from time to time, other committees of one or more persons, for such purposes and with such powers as the board may determine.

Section 3.5. GENERAL.

     (a) Each committee shall elect a Chairperson from among the members thereof and shall also designate a Secretary of the committee, who shall keep a record of its proceedings.

     (b) Vacancies occurring from time to time in the membership of any committee shall be filled by the board for the unexpired term of the member whose departure causes such vacancy. The board may designate one or more alternate members of any committee, who may replace any absent member or members at any meeting of such committee.

     (c) Each committee shall adopt its own rules of procedure and shall meet at such stated times as it may, by resolution, appoint. It shall also meet whenever called together by its Chairperson or the Chairperson of the board.

     (d) No notice of regular meetings of any committee need be given. Notice of every special meeting shall be given either by mailing such notice to each member of such committee at his or her address, as the same appears in the records of the Association, at least two days before the day of such meeting, or by notifying each member on or before the day of such meeting by telephone or by personal notice, or by leaving a written notice at his or her residence or place of business on or before the day of such meeting. Waiver of notice in writing of any meeting, whether prior or subsequent to such meeting, or attendance at such meeting, shall be equivalent to notice of such meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting.

     (e) All committees shall, with respect to all matters, be subject to the authority and direction of the board and shall report to it when required.

     (f) Unless otherwise required by law, the Articles of Association or these by-laws, a quorum at any meeting of any committee shall be one-third of the full membership and the act of a majority of members present and voting at a meeting at which a quorum is present shall be the act of the committee.

     (g) No committee shall have authority to take any action which is expressly required by law or regulation to be taken at a meeting of the board or by a specified proportion of directors.

Article IV

OFFICERS AND EMPLOYEES

Section 4.1. CHAIRPERSON OF THE BOARD. The board shall appoint one of its members to be the Chairperson of the board to serve at its pleasure. Such person shall preside at all meetings of the board. The Chairperson of the board shall supervise the carrying out of the policies adopted or approved by the board; shall have general executive powers, as well as the specific powers conferred by these by-laws; and shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the board.

Section 4.2. PRESIDENT. The board shall appoint one of its members to be the President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice to the office of President, or imposed by these by-laws. The

President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the board.

Section 4.3. VICE PRESIDENT. The board may appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the board.

Section 4.4. SECRETARY. The board shall point a Secretary, Cashier, or other designated officer who shall be Secretary of the board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these by-laws; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of Cashier, or imposed by these by-laws; and shall also perform such other duties as may be assigned from time to time, by the board.

Section 4.5. OTHER OFFICERS. The board may appoint one or more Assistant Vice Presidents, one or more Trust Officers, one or more Assistant Secretaries, one or more Assistant Cashiers, one or more Managers and Assistant Managers of branches and such other officers and attorneys in fact as from time to time may appear to the board to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the board, the Chairperson of the board, or the President. The board may authorize an officer to appoint one or more officers or assistant officers.

Section 4.6. TENURE AND COMPENSATION. The Chairperson of the board and the President shall be appointed by the board to hold office until the next annual organization meeting of the board and until their successors are appointed and qualified. The term of office of all other officers shall be at the pleasure of the board. The compensation of all officers shall be fixed by resolution of the board, except that the board may authorize the Chairperson of the board and the President each to fix and to delegate to such other officers as the board may designate authority to fix any compensation of any person in any official position level not above a level specified by the board. Any officer may be dismissed at the pleasure of the board.

Section 4.7. RESIGNATION. An officer may resign at any time by delivering notice to the Association. A resignation is effective when the notice is given unless the notice specifies a later effective date.

Article V

FIDUCIARY ACTIVITIES

Section 5.1. TRUST INVESTMENTS. Funds held in a fiduciary capacity shall be invested according to the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Association a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under applicable law.

Article VI

STOCK AND STOCK CERTIFICATES

Section 6.1. TRANSFERS. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his or her shares, succeed to all rights of the prior holder of such shares.

The board may impose conditions upon the transfer of the stock reasonably calculated to simplify the work of the Association with respect to stock transfers, voting at shareholder meetings, and related matters and to protect it against fraudulent transfers.

Section 6.2. STOCK CERTIFICATES. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the board for that purpose, to be known as an authorized officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed. In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Association with the same effect as if such officer had not ceased to be such at the time of its issue. The corporate seal may be a facsimile, engraved or printed.

Article VII

CORPORATE SEAL

The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the board, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form: A circle, with the words "Chase Manhattan Bank USA, National Association" within such circle.

Article VIII

MISCELLANEOUS PROVISIONS

Section 8.1. FISCAL YEAR. The fiscal year of the Association shall be the calendar year.

Section 8.2. EXECUTION OF INSTRUMENTS. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted on behalf of the Association by the Chairperson of the board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of those officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted on behalf of the Association in such other manner and by such other officers as the board may from time to time direct. The provisions of this Section 8.2 are supplementary to any other provision of these by-laws.

Section 8.3. RECORDS. The Articles of Association, the by-laws and the proceedings of all meetings of the shareholders, the board, and standing committees of the board, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the Secretary, Cashier or other officer appointed to act as Secretary of the meeting.

Section 8.4. CORPORATE GOVERNANCE PROCEDURES. To the extent not inconsistent with applicable Federal banking law, bank safety and soundness or these by-laws, the corporate governance procedures found in the Delaware General Corporation Law shall be followed by the Association.

Article IX

INDEMNIFICATION

Section 9.1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Association to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights than such law permitted the Association to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 9.3 of these by-laws with respect to proceedings to enforce rights to indemnification, the Association shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board.

Section 9.2. RIGHT TO ADVANCEMENT OF EXPENSES. The right to indemnification conferred in Section 9.1 of these by-laws shall include the right to be paid by the Association the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Association of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this
Section 9.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Section 9.1 and 9.2 of these by-laws shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

Section 9.3. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 9.1 or
9.2 of these by-laws is not paid in full by the Association within sixty (60) days after a written claim has been received by the Association, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Association to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (1) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that and (2) in any suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the Association shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Association (including the board, the Association's independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Association (including the board, the Association's independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX or otherwise shall be on the Association.

Section 9.4. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Association's Articles of Association, by-laws, agreement, vote of shareholders or disinterested directors or otherwise.

Section 9.5. INSURANCE. The Association may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 9.6. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE ASSOCIATION. The Association may, to the extent authorized from time to time by the board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Association to the fullest extent of the provisions of this Article IX with respect to the indemnification and advancement of expenses of directors and officers of the Association.

Article X

BY-LAWS

Section 10.1. INSPECTION. A copy of the by-laws, with all amendments, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during banking hours.

Section 10.2. AMENDMENTS. The by-laws may be amended, altered or repealed, at any regular meeting of the board, by a vote of a majority of the total number of the directors except as provided below. The Association's shareholders may amend or repeal the by-laws even though the by-laws also may be amended or repealed by its board.

                                   EXHIBIT 7

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2005

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

                                                                               1

                                Please refer to page 1, Table of
                                Contents, for the required disclosure of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2002

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

                                    20020630
                                  -------------
                                   (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Keith W. Schuck, Financial Director
---------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Keith W. Schuck
----------------------------------------
Signature of Officer Authorized to Sign Report

8/7/02                   7/30/02
----------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Daniel R. DeMeo  /s/ Daniel R. DeMeo
--------------------------------------------------------
Director (Trustee)

John M. Nuzum    /s/ John M. Nuzum
--------------------------------------------------------
Director (Trustee)

Edward P. Murphy /s/ Edward P. Murphy
--------------------------------------------------------
Director (Trustee)

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

FDIC Certificate Number:                           23702
                                               ------------
                                                (RCRI 9050)

http://www.chase.com

Primary Internet Web Address of Bank
(Home Page), if any (TEXT4087)
(Example: www.examplebank.com)

Chase Manhattan Bank USA, NA
-----------------------------------------------
Legal Title of Bank (TEXT 9010)

NEWARK
-----------------------------------------------
City (TEXT 9130)

DE                                          19713
----------------------------------------------------------------
State Abbrev.(TEXT 9200)                    Zip Code (TEXT 9220)

        Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                       Page 1
A BANK WITH DOMESTIC AND FOREIGN OFFICES                                       2

TABLE OF CONTENTS

SIGNATURE PAGE                                                               Cover
REPORT OF INCOME
Schedule RI-Income Statement.................................................RI-1, 2, 3
Schedule RI-A-Changes in Equity Capital......................................RI-4
Schedule RI-B-Charge-offs and Recoveries on Loans and Leases and
  Changes in Allowance for Loan and Lease Losses.............................RI-4, 5
Schedule RI-D-Income from International Operations...........................RI-6
Schedule RI-E-Explanations...................................................RI-7, 8

REPORT OF CONDITION
Schedule RC-Balance Sheet....................................................RC-1, 2
Schedule RC-A-Cash and Balances Due From Depository Institutions.............RC-3
Schedule RC-B-Securities.....................................................RC-3, 4, 5
Schedule RC-C-Loans and Lease Financing Receivables:
 Part I. Loans and Leases....................................................RC-6, 7
 Part II. Loans to Small Businesses and Small Farms
  (to be completed for the June report only; not included in the forms for the September and December reports)....................................RC-7a, 7b
Schedule RC-D-Trading Assets and Liabilities (to be completed only by selected banks).....................................................RC-8
Schedule RC-E-Deposit Liabilities............................................RC-9, 10
Schedule RC-F-Other Assets...................................................RC-11
Schedule RC-G-Other Liabilities..............................................RC-11
Schedule RC-H-Selected Balance Sheet Items for Domestic Offices..............RC-12
Schedule RC-I-Assets and Liabilities of IBFs.................................RC-12
Schedule RC-K-Quarterly Averages.............................................RC-13
Schedule RC-L-Derivatives and Off-Balance Sheet Items........................RC-14, 15
Schedule RC-M-Memoranda......................................................RC-16
Schedule RC-N-Past Due and Nonaccrual Loans, Leases, and Other Assets........RC-17, 18
Schedule RC-O-Other Data for Deposit Insurance and FICO Assessments..........RC-19, 20
Schedule RC-R-Regulatory Capital.............................................RC-21, 22, 23, 24
Schedule RC-S-Servicing, Securitization, and Asset Sale Activities...........RC-25, 26, 27
Schedule RC-T-Fiduciary and Related Services.................................RC-28, 29, 30
Optional Narrative Statement Concerning the Amounts Reported
 in the Reports of Condition and Income......................................RC-31

Special Report (to be completed by all banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 36.8 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-1
Legal Title of Bank

NEWARK                                                                         3
---------------------------------------------
City

DE                              19713
---------------------------------------------
State                           Zip Code

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2002 - JUNE 30, 2002

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                  Dollar Amounts in Thousands RIAD   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
1. Interest income:
  a. Interest and fee income on loans:
     (1) In domestic offices:
        (a) Loans secured by real estate .................................................... 4011        152,067   1.a.1.a
        (b) Loans to finance agricultural production and other loans to farmers ............. 4024              0   1.a.1.b
        (c) Commercial and industrial loans ................................................. 4012          7,139   1.a.1.c
        (d) Loans to individuals for household, family,
            and other personal expenditures:
           (1) Credit cards ................................................................. B485      1,012,417   1.a.1.d.1
           (2) Other (includes single payment, installment,
               all student loans, and revolving credit plans
               other than credit cards) ..................................................... B486        128,688   1.a.1.d.2
        (e) Loans to foreign governments and official institutions .......................... 4056              0   1.a.1.e
        (f) All other loans in domestic offices ............................................. B487              0   1.a.1.f
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... 4059              0   1.a.2
     (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2)) ... 4010      1,300,309   1.a.3
  b. Income from lease financing receivables ................................................ 4065              0   1.b
  c. Interest income on balances due from depository institutions:(1) ....................... 4115            224   1.c
  d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government
         agency obligations (excluding mortgage-backed securities) .......................... B488          1,777   1.d.(1)
     (2) Mortgage-backed securities ......................................................... B489             39   1.d.2
     (3) All other securities (includes securities issued
         by states and political subdivisions in the U.S.) .................................. 4060            645   1.d.3
  e. Interest income from trading assets .................................................... 4069              0   1.e
  f. Interest income on federal funds sold and securities
     purchased under agreements to resell ................................................... 4020         41,851   1.f
  g. Other interest income .................................................................. 4518          3,067   1.g
  h. Total interest income (sum of items 1.a.(3) through 1.g) ............................... 4107      1,347,912   1.h
2. Interest expense:
  a. Interest on deposits:
     (1) Interest on deposits in domestic offices:
        (a) Transaction accounts (NOW accounts, ATS accounts, and telephone and
            preauthorized transfer accounts) ................................................ 4508              0   2.a.1.a
        (b) Nontransaction accounts:
           (1) Savings deposits (includes MMDAs) ............................................ 0093          5,939   2.a.1.b.1
           (2) Time deposits of $100,000 or more ............................................ A517        112,515   2.a.1.b.2
           (3) Time deposits of less than $100,000 .......................................... A518            354   2.a.1.b.3
     (2) Interest on deposits in foreign offices, Edge
         and Agreement subsidiaries, and IBFs ............................................... 4172         52,168   2.a.2
  b. Expense of federal funds purchased and securities sold under agreements to repurchase .. 4180         63,093   2.b
  c. Interest on trading liabilities and other borrowed money ............................... 4185        113,422   2.c

----------
 (1) Includes interest income on time certificates of deposit not held for trading.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-2
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST                      4

FDIC Certificate Number - 23702

SCHEDULE RI--CONTINUED

                                                                                       Year-to-date
                                                                                       ------------
                                                    Dollar Amounts in Thousands  RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
2.  Interest expense (continued):
     d. Interest on subordinated notes and debentures .........................  4200        58,335                      2.d
     e. Total interest expense (sum of items 2.a through 2.d) .................  4073       405,826                      2.e
3.  Net interest income (item 1.h minus 2.e) ..................................                       4074     942,086   3
4.  Provision for loan and lease losses .......................................                       4230     792,207   4
5.  Noninterest income:
     a. Income from fiduciary activities(1)....................................  4070         1,836                      5.a
     b. Service charges on deposit accounts in domestic offices ...............  4080        16,584                      5.b
     c. Trading revenue(2).....................................................  A220        (5,180)                     5.c
     d. Investment banking, advisory, brokerage, and underwriting
        fees and commissions ..................................................  B490             0                      5.d
     e. Venture capital revenue ...............................................  B491             0                      5.e
     f. Net servicing fees ....................................................  B492       235,925                      5.f
     g. Net securitization income .............................................  B493       545,911                      5.g
     h. Insurance commissions and fees ........................................  B494       114,936                      5.h
     i. Net gains (losses) on sales of loans and leases .......................  5416       163,689                      5.i
     j. Net gains (losses) on sales of other real estate owned ................  5415             0                      5.j
     k. Net gains (losses) on sales of other assets (excluding securities) ....  B496           414                      5.k
     l. Other noninterest income* .............................................  B497       637,983                      5.l
     m. Total noninterest income (sum of items 5.a through 5.f) ...............                       4079   1,712,079   5.m
6.   a.Realized gains (losses) on held-to-maturity securities .................                       3521           0   6.a
     b.Realized gains (losses) on available-for-sale securities ...............                       3196         123   6.b
7.  Noninterest expense:
     a.Salaries and employee benefits .........................................  4135       217,960                      7.a
     b.Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) .......  4217        92,298                      7.b
     c.(1) Goodwill impairment losses .........................................  C216             0                      7.c.1
       (2) Amortization expense and impairment losses for other
           intangible assets ..................................................  C232       139,564                      7.c.2
     d.Other noninterest expense* .............................................  4092       550,709                      7.d
     e.Total noninterest expense (sum of items 7.a through 7.d)................                       4093   1,100,531   7.e
8.  Income (loss) before income taxes and extraordinary items, and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b,
    and 7.e) ..................................................................                       4301     761,550   8
9.  Applicable income taxes (on item 8) .......................................                       4302     265,015   9
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus item 9) .....................................................                       4300     496,535   10
11. Extraordinary items and other adjustments, net of income taxes* ...........                       4320           0   11
12. Net income (loss) (sum of items 10 and 11) ................................                       4340     496,535   12

----------
   * Describe on Schedule RI-E - Explanations.
 (1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
 (2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-3
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST                      5

FDIC Certificate Number - 23702

SCHEDULE RI--CONTINUED

                                                                                       Year-to-Date
                                                                                       ------------
Memoranda                                           Dollar Amounts in Thousands  RIAD  Bil Mil Thou
---------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not
   deductible for federal income tax purposes .................................  4513             0   M.1
2. Income from the sale and servicing of mutual funds and annuities
   in domestic offices (included in Schedule RI, item 8) ......................  8431        70,483   M.2
3. Income on tax-exempt loans and leases to states and political
   subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b) ......  4313             0   M.3
4. Income on tax-exempt securities issued by states and political
   subdivisions in the U.S. (included in Schedule RI, item 1.d.(3)) ...........  4507             0   M.4
                                                                                              Number
5. Number of full-time equivalent employees at end of current
   period (round to nearest whole number)......................................  4150         8,613   M.5
6. Not applicable
                                                                                   CCYY / MM / DD
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of
   the bank's acquisition (1) .................................................  9106           N/A   M.7

8. Trading revenue (from cash instruments and derivative instruments)
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any
   quarter of the preceding calendar year.):                                     RIAD  Bil Mil Thou
                                                                                 ------------------
  a. Interest rate exposures ..................................................  8757        (5,180)  M.8.a
  b. Foreign exchange exposures ...............................................  8758             0   M.8.b
  c. Equity security and index exposures ......................................  8759             0   M.8.c
  d. Commodity and other exposures ............................................  8760             0   M.8.d

9. Impact on income of derivatives held for purposes other than                  RIAD  Bil Mil Thou
   trading:                                                                      ------------------
  a. Net increase (decrease) to interest income ...............................  8761           789   M.9.a
  b. Net (increase) decrease to interest expense ..............................  8762         3,623   M.9.b
  c. Other (noninterest) allocations ..........................................  8763             0   M.9.c
10. Credit losses on derivatives (see instructions) ...........................  A251             0   M.10
                                                                                          YES / NO
                                                                                 ------------------
11. Does the reporting bank have a Subchapter S election in effect for
    federal income tax purposes for the current tax year? .....................  A530        NO       M.11

----------
 (1) For example, a bank acquired on June 1, 2001, would report 20010601

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-4
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                                6

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                    Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------
1.  Total equity capital most recently reported for the December 31, 2001,
    Reports of Condition and Income (i.e., after adjustments from amended
    Reports of Income) ........................................................  3217     4,426,246   1
2.  Restatements due to corrections of material accounting errors and
    changes in accounting principles* .........................................  B507             0   2
3.  Balance end of previous calendar year as restated (sum of items 1
    and 2) ....................................................................  B508     4,426,246   3
4.  Net income (loss) (must equal Schedule RI, item 12) .......................  4340       496,535   4
5.  Sale, conversion, acquisition, or retirement of capital stock, net
    (excluding treasury stock transactions) ...................................  B509             0   5
6.  Treasury stock transactions, net ..........................................  B510             0   6
7.  Changes incident to business combinations, net ............................  4356      (584,961)  7
8.  LESS: Cash dividends declared on preferred stock ..........................  4470             0   8
9.  LESS: Cash dividends declared on common stock .............................  4460             0   9
10. Other comprehensive income(1)..............................................  B511       (36,555)  10
11. Other transactions with parent holding company* (not included in
    items 5, 6, 8, or 9 above) ................................................  4415             0   11
12. Total equity capital end of current period (sum of items 3 through
    11) (must equal Schedule RC, item 28) .....................................  3210     4,301,25?   12

----------
 *  Describe on Schedule RI-E-Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES IN
               ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

                                                                                   (Column A)              (Column B)
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED                 Charge-offs(1)            Recoveries
TRANSFER RISK RESERVE.                                                           ---------------------------------------
                                                                                         Calendar year-to-date
                                                                                 ---------------------------------------
                                                    Dollar Amounts in Thousands  RIAD   Bil Mil Thou  RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other land loans in domestic
      offices .................................................................  3582              0  3583             0  1.a
   b. Secured by farmland in domestic offices .................................  3584              0  3585             0  1.b
   c. Secured by 1-4 family residential properties in domestic offices:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit .....................  5411            390  5412           205  1.c.1
        (2) Closed-end loans secured by 1-4 family residential properties:
             (a) SECURED BY FIRST LIENS .......................................  C234          4,761  C217             0  1.c.2.a
             (b) SECURED BY JUNIOR LIENS ......................................  C235            807  C218           281  1.c.2.b
   d. Secured by multifamily (5 or more) residential properties in
      domestic offices ........................................................  3588              0  3689             0  1.d
   e. Secured by nonfarm nonresidential properties in domestic offices ........  3590              0  3591             0  1.e
   f. In foreign offices ......................................................  B512              0  B513             0  1.f
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions ....................  4653              0  4663             0  2.a
   b. To foreign banks ........................................................  4654              0  4664             0  2.b
3. Loans to finance agricultural production and other loans to farmers ........  4655              0  4665             0  3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ...........................................  4645          5,059  4617           426  4.a
   b. To non-U.S. addressees (domicile) .......................................  4646              0  4618             0  4.b

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-5
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST                      7

FDIC Certificate Number - 23702

SCHEDULE RI-B--CONTINUED

                                                                                   (Column A)              (Column B)
Part I. Continued                                                                Charge-offs(1)            Recoveries
                                                                                 ---------------------------------------
                                                                                         Calendar year-to-date
                                                                                 ---------------------------------------
                                                   Dollar Amounts in Thousands   RIAD   Bil Mil Thou  RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards ............................................................  B514        840,391  B515        71,103  5.a
   b. Other (includes single payment, installment, all student loans, and
      revolving credit plans other than credit cards) .........................  B516         49,846  B517         6,450  5.b
6. Loans to foreign governments and official institutions .....................  4643              0  4627             0  6
7. All other loans ............................................................  4644              0  4628             0  7
8. Lease financing receivables:
   a. To U.S. addressees (domicile) ...........................................  4658              0  4668             0  8.a
   b. To non-U.S. addressees (domicile) .......................................  4659              0  4669             0  8.b
9. Total (sum of items 1 through 8) ...........................................  4635        901,254  4605        78,485  9

                                                                                   (Column A)              (Column B)
Memoranda                                                                        Charge-offs(1)            Recoveries
                                                                                 ---------------------------------------
                                                                                         Calendar year-to-date
                                                                                 ---------------------------------------
                                                    Dollar Amounts in Thousands  RIAD   Bil Mil Thou  RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above ................................  5409             0   5410           0   M.1
2. Loans secured by real estate to non-U.S. addressees (domicile)
   (included in Schedule RI-B, part I, item 1, above) .........................  4652             0   4662           0   M.2

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                    Dollar Amounts in Thousands    RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------
1. Balance most recently reported for the December 31, 2001, Reports of Condition and Income (i.e., after adjustments from amended Reports
   of Income) .................................................................     B522    1,193,576   1
2. Recoveries (must equal part I, item 9, column B above) .....................     4605       78,465   2
3. LESS: Charge-offs (must equal part I, item 9, column A above less
   Schedule RI-B, part II, item 4) ............................................     C079      901,254   3
4. LESS: Write-downs arising from transfers of loans to a held-for-sale
   account ....................................................................     5523            0   4
5. Provision for loan and lease losses (must equal Schedule RI, item 4) .......     4230      792,207   5
6. Adjustments* (see instructions for this schedule) ..........................     C233      413,764   6
7. Balance end of current period (sum of items 1, 2, 5, and 6, less
   items 3 and 4) (must equal Schedule RC, item 4.c) ..........................     3123    1,576,758   7

----------
 * Describe on Schedule RI-E--Explanations.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-6
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST                      8

FDIC Certificate Number - 23702

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                                       Year-to-date
                                                                                       ------------
                                                    Dollar Amounts in Thousands  RIAD  Bil Mil Thou
---------------------------------------------------------------------------------------------------
1. Interest income and expense attributable to international operations:
   a. Gross interest income ...................................................  B523           N/A  1.a
   b. Gross interest expense ..................................................  B524           N/A  1.b
2. Net interest income attributable to international operations
   (item 1.a minus 1.b.) ......................................................  B525           N/A  2
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations .............  4097           N/A  3.a
   b. Provision for loan and lease losses attributable to international
      operations ..............................................................  4235           N/A  3.b
   c. Other noninterest expense attributable to international operations ......  4239           N/A  3.c
   d. Net noninterest income (expense) attributable to international
      operations (item 3.a minus 3.b and 3.c) .................................  4843           N/A  3.d
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 2 and 3.d) .....................  4844           N/A  4
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank
   funding costs ..............................................................  4845           N/A  5
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5) .......................  4846           N/A  6
7. Income taxes attributable to income from international operations as
   estimated in item 6 ........................................................  4797           N/A  7
8. Estimated net income attributable to international operations
   (item 6 minus 7) ...........................................................  4341           N/A  8

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-7
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST                      9

FDIC Certificate Number - 23702

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                        Year-to-date
                                                                                                        ------------
                                                                     Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.l)
   Itemize and describe amounts that exceed 1% of the sum of
   Schedule RI, items 1.h and 5.m:
           TEXT
   a.      Income and fees from the printing and sale of checks                                   C013             0  1.a
   b.      Earnings on/increase in value of cash surrender value of life
           insurance                                                                              C014             0  1.b
   c.      Income and fees from automated teller machines (ATMs)                                  C016             0  1.c
   d.      Rent and other income from other real estate owned                                     4042             0  1.d
   e.      Safe deposit box rent                                                                  C015             0  1.e
   f. 4461 Late Fees on Loans and Mtg.                                                            4461       165,652  1.f
   g. 4462 Revenue Received from Affilliates                                                      4462        76,821  1.g
   h. 4463 Credit Card Fees                                                                       4463       350,997  1.h
2. Other noninterest expense (from Schedule RI, item 7.d):
   Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
           TEXT
   a.      Data processing expenses                                                               C017             0  2.a
   b.      Advertising and marketing expenses                                                     0497       160,123  2.b
   c.      Directors' fees                                                                        4136             0  2.c
   d.      Printing, stationery, and supplies                                                     C018             0  2.d
   e.      Postage                                                                                8403        40,903  2.e
   f.      Legal fees and expenses                                                                4141             0  2.f
   g.      FDIC deposit insurance assessments                                                     4146             0  2.g
   h. 4464 Professional Services                                                                  4464       152,630  2.h
   i. 4467 Fees Paid to affilliates                                                               4487       236,571  2.i
   j. 4468                                                                                        4468           N/A  2.j
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
           TEXT
a. (1)     Effect of adopting FAS 142, "Goodwill and Other Intangible Assets"                     C231             0  3.a.1
      (2)  Applicable income tax effect                                        4486          0                        3.a.2
b. (1) 4487                                                                                       4487           N/A  3.b.1
      (2)  Applicable income tax effect                                        4488          0                        3.b.2
c. (1) 4489                                                                                       4489           N/A  3.c.1
      (2)  Applicable income tax effect                                        4491          0                        3.c.2

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------                          RI-8
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST                     10

FDIC Certificate Number - 23702

SCHEDULE RI-E--CONTINUED

                                                                                                        Year-to-date
                                                                                                        ------------
                                                                     Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles
   (from Schedule RI-A, item 2) (itemize and describe all restatements):
            TEXT
   a. B526                                                                                        B526           N/A  4.a
   b. B527                                                                                        B527           N/A  4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
            TEXT
   a. 4498                                                                                        4498           N/A  5.a
   b. 4499                                                                                        4499           N/A  5.b
6. Adjustments to allowance for loan and lease losses
   (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
            TEXT
   a. 4521  Sale of Mfg. H & HE Loans & Other items                                               4521       413,764  6.a
   b. 4522                                                                                        4522           N/A  6.b

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

                                     RIAD
   X = NO COMMENT - Y = COMMENT      4769         X
   Other explanations (please type or print clearly):
           TEXT (70 Characters per line)

      4769_____________________________________________________________________

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------------------------------------      RC-1
Legal Title of Bank

Newark
-----------------------------------------------------------------         11
City

DE                                        19713
-----------------------------------------------------------------
State                                     Zip Code

Transmitted to EDS as 0198154 on 07/30/02 at 18:30:13 CST

FDIC Certificate Number - 23702

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                           Dollar Amounts in Thousands  RCFD     Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) .........................................  0061          500,106  1.a
    b. Interest-bearing balances(2) ..................................................................  0071           19,949  1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ....................................  1754              612  2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ..................................  1773          106,587  2.b
 3. Federal funds sold and securities purchased under agreements to resell:                             RCON
    a. Federal funds sold in domestic offices ........................................................  B987                0  3.a
                                                                                                        RCFD
    b. Securities purchased under agreements to resell(3) ............................................  B989                0  3.b
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale ................................................................  5369          310,015  4.a
    b. Loans and leases, net of unearned income ..................................... B528  30,222,845                         4.b
    c. LESS: Allowance for loan and lease losses .................................... 3123   1,576,758                         4.c
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c) ...................  B529       28,646,087  4.d
 5. Trading assets (from Schedule RC-D) ..............................................................  3545               16  5
 6. Premises and fixed assets (including capitalized leases) .........................................  2145          233,409  6
 7. Other real estate owned (from Schedule RC-M) .....................................................  2150            6,940  7
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M) .............................................................................  2130            1,000  8
 9. Customers' liability to this bank on acceptances outstanding .....................................  2155                0  9
10. Intangible assets:
    a. Goodwill ......................................................................................  3163           59,204  10.a
    b. Other intangible assets (from Schedule RC-M) ..................................................  042?        1,443,707  10.b
11. Other assets (from Schedule RC-F) ................................................................  2160        1,800,214  11
12. Total assets (sum of items 1 through 11) .........................................................  2170       33,127,847  12

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------------------------------------------       RC-2
Legal Title of Bank
                                                                          12
Transmitted to EDS as 0198154 on 07/30/02 at 18:30:13 CST

FDIC Certificate Number - 23702

SCHEDULE RC--CONTINUED

                                                                          Dollar Amounts in Thousands           Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                       RCON
       part I).......................................................................................  2200       11,081,121  13.a
       (1) Noninterest-bearing(1) ....................................................6631    164,221                         13.a.1
       (2) Interest-bearing ..........................................................6636 10,916,900                         13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   RCFN
       (from Schedule RC-E, part II) ................................................................  2200        2,808,406  13.b
       (1) Noninterest-bearing .......................................................6631          0                         13.b.1
       (2) Interest-bearing ..........................................................6636  2,808,406                         13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:                        RCON
    a. Federal funds purchased in domestic offices(2) ...............................................  B993                0  14.a
                                                                                                       RCFD
    b. Securities sold under agreements to repurchase(3) ............................................  B995        6,113,976  14.b
15. Trading liabilities (from Schedule RC-D) ........................................................  3548               17  15
16. Other borrowed money (includes mortgage indebtedness and obligations
     under capitalized leases) (from Schedule RC-M) .................................................  3190        6,481,475  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ........................................  2920                0  18
19. Subordinated notes and debentures (4) ...........................................................  3200        1,250,000  19
20. Other liabilities (from Schedule RC-G) ..........................................................  2930        1,091,587  20
21. Total liabilities (sum of items 13 through 20) ..................................................  2948       28,826,582  21
22. Minority interest in consolidated subsidiaries ..................................................  3000                0  22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ...................................................  3838                0  23
24. Common stock ....................................................................................  3230           49,000  24
25. Surplus (exclude all surplus related to preferred stock) ........................................  3839        1,020,393  25
26. a. Retained earnings ............................................................................  3632        3,227,941  26.a
    b. Accumulated other comprehensive income(5). ...................................................  B530            3,931  26.b
27. Other equity capital components(6) ..............................................................  A130                0  27
28. Total equity capital (sum of items 23 through 27) ...............................................  3210        4,301,265  28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28) ..........  3300       33,127,847  29

Memorandum
To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                           RCFD           Number
   bank by independent external auditors as of any date during 2001 .................................. 6724              N/A M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
6 = Review of the bank's financial statements by external auditors
7 = Compilation of the bank's financial statements by external auditors
8 = Other audit procedures (excluding tax preparation work)
9 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, Item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------------------------------------      RC-3
Legal Title of Bank
                                                                          13
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                        (Column A)             (Column B)
                                                                                       Consolidated             Domestic
                                                                                           Bank                 Offices
                                                                                   -------------------------------------------
                                                    Dollar Amounts in Thousands     RCFD    Bil/Mil/Thou   RCON   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and
   coin .......................................................................     0022         205,866                        1
   a. Cash items in process of collection and unposted debits .................                            0020        205,853  1.a
   b. Currency and coin .......................................................                            0080             13  1.b
2. Balances due from depository institutions in the U.S .......................                            0082        280,551  2
   a. U.S. branches and agencies of foreign banks (including their IBFs) ......     0083               0                        2.a
   b. Other commercial banks in the U.S. and other depository institutions in
      the U.S. (including their IBFs) .........................................     0065         280,551                        2.b
3. Balances due from banks in foreign countries and foreign central banks .....                            0070              0  3
   a. Foreign branches of other U.S. banks ....................................     0073               0                        3.a
   b. Other banks in foreign countries and foreign central banks ..............     0074               0                        3.b
4. Balances due from Federal Reserve Banks ....................................     0090          33,638   00?0         33,638  4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) .....................................     0010         520,055   0010        520,055  5

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                      Held-to-maturity                           Available-for-sale
                                     -----------------------------------------------------------------------------------------
                                            (Column A)            (Column B)              (Column C)             (Column D)
                                          Amortized Cost          Fair Value            Amortized Cost            Fair Value
                                     -----------------------------------------------------------------------------------------
         Dollar Amounts in Thousands    RCFD   Bil/Mil/Thou    RCFD   Bil/Mil/Thou   RCFD    Bil/Mil/Thou  RCFD   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities..........   0211              0    0213              0   1286          31,686  1287         32,715  1
2. U.S. Government agency obligations
   (exclude mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies(1) ...................   1289              0    1290              0   1291               0  1293              0  2.a
   b. Issued by U.S. Government-
      sponsored agencies (2) ........   1294              0    1295              0   1297          46,128  1296         47,309  2.b
3. Securities issued by states and
   political subdivisions in the
   U.S ..............................   8496              0    8497              0   8498             765  8499            770  3

----------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------------------------------------      RC-4
Legal Title of Bank
                                                                          14
Transmitted to EDS as 0198154 on 07/30/02 at 1?:30:13 CST

FDIC Certificate Number - 23702

SCHEDULE RC-B--CONTINUED


                                                       Held-to-maturity                        Available-for-sale
                                        --------------------------------------------------------------------------------------
                                            (Column A)              (Column B)           (Column C)           (Column D)
                                          Amortized Cost            Fair Value          Amortized Cost        Fair Value
                                        --------------------------------------------------------------------------------------
          Dollar Amounts in Thousands   RCFD   Bil/Mil/Thou    RCFD   Bil/Mil/Thou    RCFD   Bil/Mil/Thou  RCFD   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA ........   1698            458    1699            527    1701              0  1702              0 4.a.1
      (2) Issued by FNMA and FHLMC ..   1703              0    1705              0    1706              0  1707              0 4.a.2
      (3) Other pass-through
          securities ................   1709              0    1710              0    1711              0  1713              0 4.a.3
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by
          FNMA,FHLMC, or GNMA .......   1714            154    1715            166    1716              0  1717              0 4.b.1
      (2) Collateralized by MBS
          issued or guaranteed by
          FNMA, FHLMC, or GNMA ......   1718              0    1719              0    1731              0  1732              0 4.b.2
      (3) All other mortgage-backed
          securities ................   1733              0    1734              0    1735              0  1736              0 4.b.3
5. Asset-backed securities (ABS):
   a. Credit card receivables .......   B838              0    B839              0    B840              0  B841              0 5.a
   b. Home equity lines .............   B842              0    B843              0    B844              0  B845              0 5.b
   c. Automobile loans ..............   B846              0    B847              0    B848              0  B849              0 5.c
   d. Other consumer loans...........   B850              0    B851              0    B852              0  B853              0 5.d
   e. Commercial and industrial
      loans .........................   B854              0    B855              0    B856              0  B857              0 5.e
   f. Other .........................   B858              0    B859              0    B860              0  B861              0 5.f
6. Other debt securities:
   a. Other domestic debt securities.   1737              0    1738              0    1739         18,031  1741         18,735 6.a
   b. Foreign debt securities .......   1742              0    1743              0    1744          6,911  1746          7,058 6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair
   values(1) ........................                                                 A510              0  A511              0 7
8. Total (sum of items 1 through 7)
   (total of Column A must equal
   Schedule RC, item 2.a)(total of
   column D must equal Schedule RC,
   Item 2.b) ........................   1754            612    1771            693    1772        103,521  1773        106,587 8

----------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------------------                               RC-5
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 18:30:13 CST

FDIC Certificate Number - 23702
                                                                              15
SCHEDULE RC-B--CONTINUED

Memoranda                                                               Dollar Amounts in Thousands   RCFD   Bil/Mil/Thou
-------------------------------------------------------------------------------------------------------------------------
1. Pledged securities(1)............................................................................  0416              0   M.1
2. Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3, 4)
      (1) Three months or less......................................................................  A549          3,701   M.2.a.1
      (2) Over three months through 12 months.......................................................  A550          1,257   M.2.a.2
      (3) Over one year through three years.........................................................  A551         12,284   M.2.a.3
      (4) Over three years through five years.......................................................  A552         39,033   M.2.a.4
      (5) Over five years through 15 years..........................................................  A553         36,353   M.2.a.5
      (6) Over 15 years.............................................................................  A554         13,959   M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3, 5)
      (1) Three months or less......................................................................  A555              0   M.2.b.1
      (2) Over three months through 12 months.......................................................  A556             31   M.2.b.2
      (3) Over one year through three years.........................................................  A557             32   M.2.b.3
      (4) Over three years through five years.......................................................  A558              0   M.2.b.4
      (5) Over five years through 15 years..........................................................  A559            218   M.2.b.5
      (6) Over 15 years.............................................................................  A560            177   M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude  mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less.......................................................................  A561            154   M.2.c.1
      (2) Over three years..........................................................................  A562              0   M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one year or less
      (included in  Memorandum items 2.a through 2.c above).........................................  A248          4,989   M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer).............................................................................  1778              0   M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost................................................................................  8782              0   M.4.a
   b. Fair value....................................................................................  8783              0   M.4.b

----------
  (1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
  (2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
  (3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
  (4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
  (5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
  (6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------------------                               RC-6
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 18:30:13 CST

FDIC Certificate Number - 23702
                                                                              16

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                                                         (Column A)           (Column B)
                                                                                        Consolidated          Domestic
                                                                                            Bank               Offices
                                                                                   -----------------   ------------------
                                                    Dollar Amounts in Thousands   RCFD  Bil/Mil/Thou   RCON  Bil/Mil/Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate.................................................. 1410    5,939,832                      1
    a. Construction, land development, and other land loans.......................                     1415           0   1.a
    b. Secured by farmland (including farm residential and other improvements)....                     1420           0   1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit..........................                     1797   4,717,163   1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens.............................................                     5367     402,379   1.c.2.a
           (b) Secured by junior liens............................................                     5368     820,290   1.c.2.b
    d. Secured by multifamily (5 or more) residential properties..................                     1460           0   1.d
    e. Secured by nonfarm nonresidential properties...............................                     1480           0   1.e
2.  Loans to depository institutions and acceptances of other banks:
    a. To commercial banks in the U.S.............................................                     B531           0   2.a
       (1) To U.S. branches and agencies of foreign banks......................... B532            0                      2.a.1
       (2) To other commercial banks in the U.S................................... B533            0                      2.a.2
    b. To other depository institutions in the U.S................................ B534            0   B534           0   2.b
    c. To banks in foreign countries..............................................                     B535           0   2.c
       (1) To foreign branches of other U.S. banks................................ B536            0                      2.c.1
       (2) To other banks in foreign countries.................................... B537            0                      2.c.2
3.  Loans to finance agricultural production and other loans to farmers........... 1590            0   1590           0   3
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile).............................................. 1763      555,869   1763     555,869   4.a
    b. To non-U.S. addressees (domicile).......................................... 1764            0   1764           0   4.b
5.  Not applicable.
6.  Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a. Credit cards............................................................... B538   21,036,485   B538  21,036,465   6.a
    b. Other revolving credit plans............................................... B539      571,684   B539     571,684   6.b
    c. Other consumer loans (includes single payment, installment,
       and all student loans...................................................... 2011    2,426,826   2011   2,426,826   6.c
7.  Loans to foreign governments and official institutions (including foreign
    central banks)................................................................ 2081            0   2081           0   7
8.  Obligations (other than securities and leases) of states and political
    subdivisions in the U.S....................................................... 2107            0   2107           0   8
9.  Other loans................................................................... 1563        2,184                      9
    a. Loans for purchasing or carrying securities (secured and unsecured)........                     1545           0   9.a
    b. All other loans (exclude consumer loans)...................................                     1564       2,184   9.b
10. Lease financing receivables (net of unearned income)..........................                     2165           0   10
    a. Of U.S. addressees (domicile).............................................. 2182            0                      10.a
    b. Of non-U.S. addressees (domicile).......................................... 2183            0                      10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above............... 2123            0   2123           0   11
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal Schedule RC,
    item 4.a and 4.b)............................................................. 2122   30,532,860   2122  30,532,860   12

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------------------
Legal Title of Bank                                                    RC-7a

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702

                                                                          17a

SCHEDULE RC-C--CONTINUED

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees"
     in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less (If your bank has no loans
     outstanding in BOTH of these two loan categories, place an "X" in the box                        RCON   YES / NO
     marked "NO.")....................................................................................6999      YES             1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

                                                                                            Number
                                                                                     RCON  of Loans
2.   Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
     a.   "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (Note:
          Item 1.e, column B, divided by the number of loans should NOT exceed
          $100,000.).................................................................5562          0                            2.a
     b.   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (Note:
          Item 4.a, column B, divided by the number of loans should NOT exceed
          $100,000.).................................................................5563     84,178                            2.b

                                                                                                                   (Column B)
                                                                                      (Column A)                     Amount
                                                                                        Number                      Currently
                                                     Dollar Amounts in Thousands       of Loans                    Outstanding
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      RCON                    RCON Bil Mil Thou
                                                                                      ----                    -----------------
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
 a. With original amounts of $100,000 or less.........................................5564        N/A         5565          N/A 3.a
 b. With original amounts of more than $100,000 through $250,000......................5566        N/A         5567          N/A 3.b
 c. With original amounts of more than $250,000 through $1,000,000....................5568        N/A         5569          N/A 3.c
4. Number and amount currently outstanding of "Commercial and industrial loans to
   U.S addressees" in domestic offices reported in Schedule RC-C, part I, item
   4.a, column B (sum of items 4.a through 4.c must be less than or equal to
   Schedule RC-C, part I, item 4.a, column B):
 a. With original amounts of $100,000 or less.........................................5570        N/A         5571          N/A 4.a
 b. With original amounts of more than $100,000 through $250,000......................5572        N/A         5573          N/A 4.b
 c. With original amounts of more than $250,000 through $1,000,000....................5574        N/A         5575          N/A 4.c

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
---------------------------------------------------------              RC-7
Legal Title of Bank

FDIC Certificate Number - 23702

                                                                          17

SCHEDULE RC-C--CONTINUED

Part I. Continued


Memoranda                                                                      Dollar Amounts in Thousands  RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with modified terms (included in Schedule RC-C, part
   I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and other
   personal expenditures)...................................................................................1616           0 M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices
      (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next
      repricing date of: (1, 2)                                                                             RCON
      (1) Three months or less..............................................................................A564       1,467 M.2.a.1
      (2) Over three months through 12 months...............................................................A565      15,023 M.2.a.2
      (3) Over one year through three years.................................................................A566      16,980 M.2.a.3
      (4) Over three years through five years...............................................................A567      38,363 M.2.a.4
      (5) Over five years through 15 years..................................................................A568      82,353 M.2.a.5
      (6) Over 15 years.....................................................................................A569     230,408 M.2.a.6

   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a
      remaining maturity or next repricing date of: (1, 3)                                                  RCFD
      (1) Three months or less..............................................................................A570  18,184,540 M.2.b.1
      (2) Over three months through 12 months...............................................................A571     109,173 M.2.b.2
      (3) Over one year through three years.................................................................A572   9,201,379 M.2.b.3
      (4) Over three years through five years...............................................................A573   1,330,470 M.2.b.4
      (5) Over five years through 15 years..................................................................A574     425,331 M.2.b.5
      (6) Over 15 years.....................................................................................A575     813,608 M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING
      MATURITY of one year or less (excluding those in nonaccrual status)...................................A247      68,891 M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by
   real estate) included in Schedule RC-C, part I, items 4 and 9, column A(4)...............................2746           0 M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in          RCON
   domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)..........................5370      97,700 M.4
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, item  RCFD
   1, column A).............................................................................................B837           0 M.5

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-7b
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                              17b

SCHEDULE RC-C--CONTINUED

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in
   Schedule RC-C, part I, Item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, Item 3, column B, have original amounts of $100,000 or less
   (If your bank has no loans outstanding in BOTH of these two loan categories,     RCON    YES/NO
   place an "X" in the box marked "NO.")............................................6860      NO                           5

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO, and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6. Report the total number of loans currently outstanding for each of the             Number of
   following Schedule RC-C, part I, loan categories:                                    Loans
  a.  "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I,
      item 1.b, column B (Note: Item 1.b, column B, divided by the number of        RCON
      loans should NOT exceed $100,000.)............................................5576      N/A                          6.a
  b.  "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B
      (Note: Item 3, column B, divided by the number of loans should NOT exceed
      $100,000.)....................................................................5577      N/A                          6.b

                                                                                      (Column A)       (Column B)
                                                                                        Number           Amount
                                                                                       of Loans        Currently
                                                                                                      Outstanding
                                                     Dollar Amounts in Thousands    RCON           RCON   Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------
7. Number and amount currently outstanding of "Loans secured by farmland
   (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
  a.  With original amounts of $100,000 or less.....................................5578      0    5579              0     7.a
  b.  With original amounts of more than $100,000 through $250,000..................5580      0    5581              0     7.b
  c.  With original amounts of more than $250,000 through $500,000..................5582      0    5583              0     7.c
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3, column B):
  a.  With original amounts of $100,000 or less.....................................5584      0    5585              0     8.a
  b.  With original amounts of more than $100,000 through $250,000..................5586      0    5587              0     8.b
  c.  With original amounts of more than $250,000 through $500,000..................5588      0    5589              0     8.c

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-8
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                               18

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.

                                                      Dollar Amounts in Thousands      RCON   Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------
ASSETS
1.  U.S. Treasury securities in domestic offices .......................................3531             0             1
2.  U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities) .................................................................3532             0             2
3.  Securities issued by states and political subdivisions in the U.S. in domestic
    offices.............................................................................3533             0             3
4.  Mortgage-backed securities (MBS) in domestic offices:
    a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ...........3534             0             4.a
    b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
        (include CMOs, REMICs, and stripped MBS) .......................................3535             0             4.b
    c.  All other mortgage-backed securities ...........................................3536             0             4.c
5.  Other debt securities in domestic offices ..........................................3537             0             5
6.  -8. Not applicable
9.  Other trading assets in domestic offices ...........................................3541             0             9
                                                                                        RCFN
10. Trading assets in foreign offices ..................................................3542             0             10
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity
    and equity contracts:                                                               RCON
    a.   In domestic offices ...........................................................3543            17             11.a
                                                                                        RCFN
    b.   In foreign offices ............................................................3543             0             11.b
                                                                                        RCFD
12. Total trading assets (sum of items 1 through 11) (must equal
    Schedule RC, item 5) ...............................................................3545            17             12

                                                                                       RCFD   Bil/Mil/Thou
                                                                                       -------------------
LIABILITIES
13. Liability for short positions ......................................................3546             0             13
14. Revaluation losses on interest rate, foreign exchange rate, and
    other commodity and equity contracts ...............................................3547            17             14
15. Total trading liabilities (sum of items 13 and 14) (must equal
    Schedule RC, item 15) ..............................................................3548            17             15

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-9
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                               19

SCHEDULE RC-E--DEPOSIT LIABILITIES

Part I. Deposits in Domestic Offices

                                                                                                                Nontransaction
                                                                       Transaction Accounts                         Accounts
                                                              ----------------------------------------------------------------
                                                                      (Column A)
                                                                        Total
                                                                      transaction           (Column B)            (Column C)
                                                                       accounts            Memo: Total              Total
                                                                      (including              demand            nontransaction
                                                                        total                deposits              accounts
                                                                        demand             (included in          (including
                                                                       deposits)             column A)              MMDAs)
                                                              ---------------------------------------------------------------
                                 Dollar Amounts in Thousands  RCON   Bil/Mil/Thou   RCON   Bil/Mil/Thou   RCON   Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations
   (include all certified and official checks)................B549         83,622                         B550      10,973,317 1
2. U.S. Government............................................2202              0                         2520               0 2
3. States and political subdivisions in the U.S...............2203              0                         2530               0 3
4. Commercial banks and other depository
   Institutions in the U.S....................................B551         24,182                         B552               0 4
5. Banks in foreign countries.................................2213              0                         2236               0 5
6. Foreign governments and official institutions
   (including foreign central banks)..........................2216              0                         2377               0 6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a).................................................2215        107,804   2210              0   2385      10,973,317 7

Memoranda                                                          Dollar Amounts in Thousands RCON   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts......................6835              0 M.1.a
   b. Total brokered deposits..................................................................2365        184,399 M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000........................................2343              0 M.1.c.1
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000
          and participated out by the broker in shares of $100,000 or less.....................2344        184,399 M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above..............A243              0 M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with
          a remaining maturity of one year or less (included in Memorandum item 1.b above).....A244        184,399 M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under
      state law) (to be completed for the December report only)................................5590            N/A M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)................................................6810         75,361 M.2.a.1
      (2) Other savings deposits (excludes MMDAs)..............................................0352         60,754 M.2.a.2
   b. Total time deposits of less than $100,000................................................6648         29,896 M.2.b
   c. Total time deposits of $100,000 or more..................................................2604     10,807,315 M.2.c

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-10
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number-23702                                                 20

SCHEDULE RC-E--CONTINUED

Part I. Continued

Memoranda (continued)                                                   Dollar Amounts in Thousands  RCON   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1,2)
     (1) Three months or less........................................................................A579         15,328 M.3.a.1
     (2) Over three months through 12 months ........................................................A580         11,930 M.3.a.2
     (3) Over one year through three years ..........................................................A581          2,032 M.3.a.3
     (4) Over three years ...........................................................................A582            606 M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year
     or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3) ........................A241         27,258 M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
     (1) Three months or less .......................................................................A584      8,915,620 M.4.a.1
     (2) Over three months through 12 months ........................................................A585      1,837,647 M.4.a.2
     (3) Over one year through three years ..........................................................A586              0 M.4.a.3
     (4) Over three years ...........................................................................A587         54,048 M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
     (included in Memorandum items 4.a.(1) through 4.a.(4) above) (3) ...............................A242     10,753,267 M.4.b

----------
(1)Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2)Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3)Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4)Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                         Dollar Amounts in Thousands RCFN   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks) ..........B553      2,808,406 1
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository
   institutions .....................................................................................B554              0 2
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ......2625              0 3
4. Foreign governments and official institutions (including foreign central banks) ..................2650              0 4
5. U.S. Government and states and political subdivisions in the U.S .................................B555              0 5
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b) .............................2200      2,808,406 6

Memorandum                                                               Dollar Amounts in Thousands RCFN   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 6 above)...A245      2,808,406 M.1

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
------------------------------------------                             RC-11
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number-23702                                                 21

SCHEDULE RC-F--OTHER ASSETS

                                                                         Dollar Amounts in Thousands   RCFD      Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
1. Accrued interest receivable(1) .....................................................................B556            176,001 1
2. Net deferred tax assets(2) .........................................................................2148            340,641 2
3. Interest-only strips receivable (not in the form of a security)(3) on:
   a. Mortgage loans ..................................................................................A519                  0 3.a
   b. Other financial assets ..........................................................................A520             51,607 3.b
4. Equity securities that DO NOT have readily determinable fair values (4) ............................1752             98,693 4
5. Other (itemize and describe amounts greater than $25,000 that
     exceed 25% of this item) .........................................................................2168          1,133,272 5
           TEXT
   a.      Prepaid expenses                                                         2166           0                           5.a
   b.      Cash surrender value of life insurance                                   C009           0                           5.b
   c.      Repossessed personal property (including vehicles)                       1578           0                           5.c
   d.      Derivatives with a positive fair value held for purposes other
            than trading                                                            C010      26,481                           5.d
   e. 3549 Escrow Account                                                           3549     969,537                           5.e
   f. 3550                                                                          3550         N/A                           5.f
   g. 3551                                                                          3551         N/A                           5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11) .................................2160          1,800,214 6

SCHEDULE RC-G--OTHER LIABILITIES

                                                                         Dollar Amounts in Thousands   RCFD      Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5) ..................................3645             33,384 1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes                                 RCFD
        payable) ......................................................................................3545            651,279 1.b
2. Net deferred tax liabilities(2) ....................................................................3049                  0 2
3. Allowance for credit losses on off-balance sheet credit exposures ..................................B557                  0 3
4. Other (itemize and describe amounts greater than $25,000 that exceed 25%
     of this item) ....................................................................................2938            406,924 4
           TEXT
   a.      Accounts payable                                                         3066     350,929                           4.a
   b.      Deferred compensation liabilities                                        C011           0                           4.b
   c.      Dividends declared but not yet payable                                   2832           0                           4.c
   d.      Derivatives with a negative fair value held for purposes other
            than trading                                                            C012           0                           4.d
   e. 3552                                                                          3552         N/A                           4.e
   f. 3553                                                                          3553         N/A                           4.f
   g. 3554                                                                          3554         N/A                           4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) .................................2930          1,091.587 5

----------
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.
(5)  For savings banks, include "dividends" accrued and unpaid on deposits.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
------------------------------------------                             RC-12
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number-23702                                                 22

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                  Domestic
                                                                                                                   Offices
                                                                                                        --------------------
                                                                         Dollar Amounts in Thousands    RCON    Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding ........................................2155               0 1
2. Bank's liability on acceptances executed and outstanding ............................................2920               0 2
3. Securities purchased under agreements to resell .....................................................B989               0 3
4. Securities sold under agreements to repurchase ......................................................B995       6,113,976 4
5. Other borrowed money ................................................................................3190       6,481,475 5
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs .........................2163             N/A 6
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ...........................2941       2,808,406 7
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
    and IBFs) ..........................................................................................2192      33,127,847 8
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
    and IBFs) ..........................................................................................3129      26,018,176 9

IN ITEMS 10-17, REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND
AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.

                                                                                                     RCON        Bil/Mil/Thou
                                                                                                    -------------------------
10. U.S. Treasury securities .........................................................................1039             31,686 10
11. U.S. Government agency obligations (exclude mortgage-backed securities) ..........................1041             46,128 11
12. Securities issued by states and political subdivisions in the U.S. ...............................1042                765 12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..............................................1043                458 13.a.1
       (2) Other pass-through securities .............................................................1044                  0 13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..............................................1209                154 13.b.1
       (2) All other mortgage-backed securities ......................................................1280                  0 13.b.2
14. Other domestic debt securities (include domestic asset-backed securities) ........................1281             18,031 14
15. Foreign debt securities (include foreign asset-backed securities) ................................1282              6,911 15
16. Investments in mutual funds and other equity securities with readily determinable
     fair values .....................................................................................A510                  0 16
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
     securities (sum of items 10 through 16) .........................................................1374            104,133 17

18. Equity securities that do not have readily determinable fair values ..............................1752             98,693 18

SCHEDULE RC-I--ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.

Dollar Amounts in Thousands                                                                          RCFN        Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ....................2133                  N/A 1
2. Total IBF liabilities (component of Schedule RC, item 21) ........................................2898            2,808,406 2

CHASE MANHATTAN BANK USA, NA                                          FFIEC 031
---------------------------------------------------------             RC-13
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                               23

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                 Dollar Amounts in Thousands   RCFD      Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Interest-bearing balances due from depository institutions .................................3381            23,881  1
2.  U.S. Treasury securities and U.S. Government agency obligations(2)
    (excluding mortgage-backed securities)......................................................B558            65,582  2
3.  Mortgage-backed securities(2)...............................................................B559               751  3
4.  All other securities(2, 3)(includes securities issued by states and political
    subdivisions in the U.S.) ..................................................................B560            22,857  4
5.  Federal funds sold and securities purchased under agreements to resell .....................3385             1,813  5
6.  Loans:
    a. Loans in domestic offices:                                                               RCON
       (1) Total loans .........................................................................3360        31,855,527  6.a.1
       (2) Loans secured by real estate ........................................................3385         5,591,047  6.a.2
       (3) Loans to finance agricultural production and other loans to farmers .................3386                 0  6.a.3
       (4) Commercial and industrial loans .....................................................3387           530,866  6.a.4
       (5) Loans to Individuals for household, family, and other personal expenditures:
           (a) Credit cards ....................................................................B561        22,648,522  6.a.5.a
           (b) Other (includes single payment, installment, all student loans, and revolving
               credit plans other than credit cards) ...........................................B562         3,077,419  6.a.5.b
                                                                                                RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ...............3360                 0  6.b
                                                                                                RCFD
7.  Trading assets .............................................................................3401            20,312  7
8.  Lease and financing receivables (net of unearned income) ...................................3484                 0  8
9.  Total assets(4) ............................................................................3368        33,772,936  9
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,              RCON
    and telephone and preauthorized transfer accounts)(exclude demand deposits) ................3485                 0  10
11. Nontransaction accounts in domestic offices:
    a. Savings deposits (includes MMDAs) .......................................................B563           127,958  11.a
    b. Time deposits of $100,000 or more .......................................................A514        10,602,054  11.b
    c. Time deposits of less than $100,000 .....................................................A529            31,660  11.c
                                                                                                RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ....3404         5,963,971  12
                                                                                                RCFD
13. Federal funds purchased and securities sold under agreements to repurchase .................3353         3,019,795  13
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases) ..................3355         7,502,716  14

----------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------------------                        RC-14
Legal Title of Bank

FDIC Certificate Number - 23702                                               24

SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                       Dollar Amounts in Thousands RCFD   Bil/Mil/Thou
----------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines ................................................................... 3814      8,333,425  1.a
    b. Credit card lines ......................................................................... 3815    125,296,506  1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate ...................................... 3816              0  1.c.1
       (2) Commitments to fund loans not secured by real estate .................................. 6550              7  1.c.2
    d. Securities underwriting ................................................................... 3817              0  1.d
    e. Other unused commitments .................................................................. 3818      4,249,455  1.e
2.  Financial standby letters of credit and foreign office guarantees ............................ 3819          3,097  2
    a. Amount of financial standby letters of credit conveyed to others ..............3820  3,097                       2.a
3.  Performance standby letters of credit and foreign office guarantees .......................... 3821                 3.a
    a. Amount of performance standby letters of credit conveyed to others ............3822      0                       3.a
4.  Commercial and similar letters of credit ..................................................... 3411              0  4

5.  Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank ................................................................. 3428              0  5
6.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank) .............................................. 3433              0  6
7.  CREDIT DERIVATIVES:
    a. Notional amount of credit derivatives on which the reporting bank is the
       guarantor ................................................................................. A534              0  7.a
       (1) Gross positive fair value ............................................................. C219              0  7.a.1
       (2) Gross negative fair value ............................................................. C220              0  7.a.2
    b. Notional amount of credit derivatives on which the reporting bank is the
       beneficiary ............................................................................... A535              0  7.b.
       (1) Gross positive fair value ............................................................. C221              0  7.b.1
       (2) Gross negative fair value ............................................................. C222              0  7.b.2
8.  Spot foreign exchange contracts .............................................................. 8765              0  8
9.  All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, Item 28, "Total
    equity capital") ............................................................................. 3430              0  9
           TEXT
    a.     Securities borrowed .......................................................3432      0                       9.a
    b.     Commitments to purchase when-issued securities ............................3434      0                       9.b
    c. 3555                                                                           3555    N/A                       9.c
    d. 3556                                                                           3556    N/A                       9.d
    e. 3557                                                                           3557    N/A                       9.e
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, Item 28, "Total
    equity capital") ..............................................................................5591              0  10
           TEXT
    a.     Commitments to sell when-issued securities ................................3435      0                       10.a
    b. 5592                                                                           5592    N/A                       10.b
    c. 5593                                                                           5593    N/A                       10.c
    d. 5594                                                                           5594    N/A                       10.d
    e. 5595                                                                           5595    N/A                       10.e

11. YEAR-TO-DATE MERCHANT CREDIT CARD SALES VOLUME:                                            RCFD  Tril/Bil/Mil/Thou
                                                                                               -----------------------
    a. Sales for which the reporting bank is the acquiring bank .............................. C223         28,505,500  11.a
    b. Sales for which the reporting bank is the agent bank with risk ........................ C224                  0  11.b

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------                                    RC-15
Legal Title of Bank

FDIC Certificate Number - 23702                                               25

SCHEDULE RC-L--CONTINUED

                    Dollar Amounts in Thousands       (Column A)           (Column B)           (Column C)
-----------------------------------------------        Interest             Foreign               Equity
                                                         Rate               Exchange            Derivative
                                                       Contracts           Contracts            Contracts
                Derivatives Position Indicators    Tril/Bil/Mil/Thou    Tril/Bil/Mil/Thou    Tril/Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------
12. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 12.a through 12.e
    must equal sum of items 13 and 14):                    RCFD 8693            RCFD 8694            RCFD 8695
    a. Futures contracts.......................                    0                    0                    0
                                                           RCFD 8697            RCFD 8698            RCFD 8699
    b. Forward contracts.......................                    0                    0                    0
    c. Exchange-traded option contracts:                   RCFD 8701            RCFD 8702            RCFD 8703
       (1) Written options.....................                    0                    0                    0
                                                           RCFD 8705            RCFD 8706            RCFD 8707
       (2) Purchased options...................                    0                    0                    0
    d. Over-the-counter option contracts:                  RCFD 8709            RCFD 8710            RCFD 8711
       (1) Written options.....................                    0                    0              184,399
                                                           RCFD 8713            RCFD 8714            RCFD 8715
       (2) Purchased options...................                    0                    0              184,399
                                                           RCFD 3450            RCFD 3826            RCFD 8719
    e. Swaps...................................               30,084               23,402                    0
13. Total gross notional amount of                         RCFD A126            RCFD A127            RCFD 8723
    derivative contracts held for trading......                    0                    0              368,798
14. Total gross notional amount of
    derivative contracts held for                          RCFD 8725            RCFD 8726            RCFD 8727
    purposes other than trading................               30,084               23,402                    0
    a. Interest rate swaps where the
       bank has agreed to pay a                            RCFD A589
       fixed rate..............................                    0
15. Gross fair values of derivative
    contracts:
    a. Contracts held for trading:                         RCFD 8733            RCFD 8734            RCFD 8735
       (1) Gross positive fair value...........                    0                    0                   32
                                                           RCFD 8737            RCFD 8738            RCFD 8739
       (2) Gross negative fair value...........                    0                    0                    0
    b. Contracts held for purposes other
       than trading:                                       RCFD 8741            RCFD 8742            RCFD 8743
       (1) Gross positive fair value...........               21,327                5,153                    0
                                                           RCFD 8745            RCFD 8746            RCFD 8747
       (2) Gross negative fair value..........                     0                    0                    0

                    Dollar Amounts in Thousands       (Column D)
-----------------------------------------------        Commodity
                                                       and Other
                                                       Contracts
                Derivatives Position Indicators     Tril/Bil/Mil/Thou
---------------------------------------------------------------------
12. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 12.a through 12.e
    must equal sum of items 13 and 14):                     RCFD 8696
    a. Futures contracts.......................                     0  12.a
                                                            RCFD 8700
    b. Forward contracts.......................                     0  12.b
    c. Exchange-traded option contracts:                    RCFD 8704
       (1) Written options.....................                     0  12.c.1
                                                            RCFD 8708
       (2) Purchased options...................                     0  12.c.2
    d. Over-the-counter option contracts:                   RCFD 8712
       (1) Written options.....................                     0  12.d.1
                                                            RCFD 8716
       (2) Purchased options...................                     0  12.d.2
                                                            RCFD 8720
    e. Swaps...................................                     0  12.e
13. Total gross notional amount of                          RCFD 8724
    derivative contracts held for trading......                     0  13
14. Total gross notional amount of
    derivative contracts held for                           RCFD 8728
    purposes other than trading................                     0  14
    a. Interest rate swaps where the
       bank has agreed to pay a
       fixed rate..............................                        14.a
15. Gross fair values of derivative
    contracts:
    a. Contracts held for trading:                          RCFD 8736
       (1) Gross positive fair value...........                     0  15.a.1
                                                            RCFD 8740
       (2) Gross negative fair value...........                     0  15.a.2
    b. Contracts held for purposes other
       than trading:                                        RCFD 8744
       (1) Gross positive fair value...........                     0  15.b.1
                                                            RCFD 8748
       (2) Gross negative fair value..........                      0  15.b.2

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------                                    RC-16
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                               26

SCHEDULE RC-M--MEMORANDA

                                                                          Dollar Amounts in Thousands     RCFD    Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests ................................     6164           1,295 1.a

                                                                                               Number
                                                                                               ------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of
      $500,000 or 5 percent of total capital as defined for this purpose in agency
      regulations .......................................................................6165       0                          1.b
2. Intangible assets other than goodwill:
   a. Mortgage servicing Assets .....................................................................     3164               0 2.a
      (1) Estimated fair value of mortgage servicing assets .............................A590       0                          2.a.1
   b. Purchased credit card relationships and nonmortgage servicing assets...........................     B026       1,443,707 2.b
   c. All other identifiable intangible assets.......................................................     5507               0 2.c
   d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b) ....................     0426       1,443,707 2.d
3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures .......................................     5372               0 3.a
   b. All other real estate owned:                                                                        RCON
      (1) Construction, land development, and other land in domestic offices ........................     5508               0 3.b.1
      (2) Farmland in domestic offices ..............................................................     5509               0 3.b.2
      (3) 1-4 family residential properties in domestic offices .....................................     5510           6,940 3.b.3
      (4) Multifamily (5 or more) residential properties in domestic offices ........................     5511               0 3.b.4
      (5) Nonfarm nonresidential properties in domestic offices .....................................     5512               0 3.b.5
                                                                                                          RCFN
      (6) In foreign offices ........................................................................     5513               0 3.b.6
                                                                                                          RCFD
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7) .............................     2150           6,940 3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures .......................................     5374               0 4.a
   b. All other investments in unconsolidated subsidiaries and associated companies .................     5375           1,000 4.b
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8) .............................     2130           1,000 4.c
5. Other borrowed money:
   a. Federal Home Loan Bank advances:
      (1) With a remaining maturity of one year or less(1) ..........................................     2651               0 5.a.1
      (2) With a remaining maturity of more than one year through three years .......................     B565               0 5.a.2
      (3) With a remaining maturity of more than three years ........................................     B566               0 5.a.3
   b. Other borrowings:
      (1) With a remaining maturity of one year or less .............................................     B571       5,283,078 5.b.1
      (2) With a remaining maturity of more than one year through three years .......................     B567               0 5.b.2
      (3) With a remaining maturity of more than three years ........................................     B568       1,198,397 5.b.3
   c. Total (sum of items 5.a.(1) through 5.b.(3)) (must equal Schedule RC, item 16) ................     3190       6,481,475 5.c

                                                                                                                      YES/NO
6. Does the reporting bank sell private label or third party mutual funds and annuities? ............     B569          YES    6

                                                                                                          RCFD    Bil/Mil/Thou
7. Assets under the reporting bank's management in proprietary mutual funds and annuities............     B570               0 7

----------
(1) Includes overnight Federal Home Loan Bank advances.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-17
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 1?:30:13 CST

FDIC Certificate Number - 23702                                           27

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                            (Column A)                (Column B)
                                                             Past due                Past due 90
                                                           30 through 89             days or more
                                                           days and still              and still            (Column C)
                                                              accruing                 accruing             Nonaccrual
                                                       --------------------------------------------------------------------
                            Dollar Amounts in Thousands RCON     Bil/Mil/Thou    RCON    Bil/Mil/Thou   RCON   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
  1. Loans secured by real estate:
     a. Construction, land development, and other
        land loans in domestic offices ................  2759               0     2769              0   3492              0  1.a
     b. Secured by farmland in domestic offices .......  3493               0     3494              0   3495              0  1.b
     c. Secured by 1-4 family residential
        properties in domestic offices:
        (1) Revolving, open-end loans secured by
            1-4 family residential properties
            and extended under lines of credit ........  5398          29,656     5399              0   5400         21,061  1.c.1
        (2) Closed-end loans secured by 1-4
            family residential properties:
            (a) Secured by first liens  ...............  C236          21,014     C237              0   C229         17,887  1.c.2.a
            (b) Secured by Junior Liens ...............  C238           6,224     C239              0   C230         11,923  1.c.2.b
     d. Secured by multifamily (5 or more)
        residential properties in domestic offices ....  3499               0     3500              0   3501              0  1.d
     e. Secured by nonfarm nonresidential
        properties in domestic offices ................  3502               0     3503              0   3504              0  1.e
                                                         RCFN                     RCFN                  RCFN
     f. In foreign offices ............................  B572               0     B573              0   B574              0  1.f
  2. Loans to depository institutions and
     acceptances of other banks:
     a. To U.S. banks and other U.S. depository          RCFD                     RCFD                  RCFD
        institutions ..................................  5377               0     5378              0   5379              0  2.a
     b. To foreign banks ..............................  5380               0     5381              0   5382              0  2.b
  3. Loans to finance agricultural production and
     other loans to farmers ...........................  1594               0     1597              0   1583              0  3
  4. Commercial and industrial loans:
     a. To U.S. addressees (domicile) .................  1251           5,351     1252          2,774   1253            237  4.a
     b. To non-U.S. addressees (domicile) .............  1254               0     1255              0   1256              0  4.b
  5. Loans to individuals for household, family,
     and other personal expenditures:
     a. Credit cards ..................................  B575         506,506     B576        504,388   B577         18,100  5.a
     b. Other (includes single payment,
        installment, all student loans, and
        revolving credit plans other than
        credit cards) .................................  B578          59,809     B579         18,474   B580         14,556  5.b
  6. Loans to foreign governments and official
     institutions .....................................  5389               0     5390              0   5391              0  6
  7. All other loans ..................................  5459               0     5460              0   5461              0  7
  8. Lease financing receivables:
     a. Of U.S. addressees (domicile) .................  1257               0     1258              0   1259              0  8.a
     b. Of non-U.S. addressees (domicile) .............  1271               0     1272              0   1791              0  8.b
  9. Debt securities and other assets (exclude
     other real estate owned and other
     repossessed assets) ..............................  3505               0     3506              0   3507              0  9

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-18
Legal Title of Bank
Transmitted to EDS as 0198154 on 07/30/02 at 1?:30:13 CST

FDIC Certificate Number - 23702                                           28

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                             (Column A)               (Column B)
                                                              Past due                Past due 90
                                                           30 through 89             days or more
                                                           days and still              and still             (Column C)
                                                              accruing                 accruing              Nonaccrual
                                                       --------------------------------------------------------------------
                           Dollar Amounts in Thousands  RCFD     Bil/Mil/Thou    RCFD    Bil/Mil/Thou   RCFD   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
  10.Loans and leases reported in items 1 through 8
     above which are wholly or partially guaranteed
     by the U.S. Government ...........................  5612               0     5613              0   5614              0  10
     a. Guaranteed portion of loans and leases
        included in item 10 above .....................  5615               0     5616              0   5617              0  10.a

                                                             (Column A)              (Column B)
                                                              Past due               Past due 90
                                                            30 through 89           days or more
                                                            days and still            and still             (Column C)
  Memoranda                                                    accruing               accruing              Nonaccrual
                                                       --------------------------------------------------------------------
                           Dollar Amounts in Thousands  RCFD     Bil/Mil/Thou    RCFD    Bil/Mil/Thou   RCFD   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
  1. Restructured loans and leases included in
     Schedule RC-N, items 1 through 8, above
     (and not reported in Schedule RC-C, Part I,
     Memorandum item 1) ...............................  1658               0     1659              0   1661              0  M.1
  2. Loans to finance commercial real estate,
     construction, and land development activities
     (not secured by real estate) included in
     Schedule RC-N, items 4 and 7, above ..............  6558               0     6559              0   6560              0  M.2
  3. Loans secured by real estate to non-U.S.
     addresses (domicile) (included in
     Schedule RC-N, item 1, above) ....................  1248               0     1249              0   1250              0  M.3
  4. Not applicable
  5. Loans and Leases Held for Sale (Included in
     Schedule RC-N, Items 1 through 8, above) .........  C240           5,984     C241              0   C226         20,699  M.5

                                                             (Column A)              (Column B)
                                                             Past due 30             Past due 90
                                                           through 89 days          days or more
                                                       ----------------------------------------------
                                                        RCFD     Bil/Mil/Thou    RCFD    Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------
  6. Interest rate, foreign exchange rate, and
     other commodity and equity contracts:
     Fair value of amounts carried as assets ..........  3529               0     3530              0                        M.6

Person to whom questions about the Reports of Condition and Income should be directed:

Michael S. Deming, Assistant Vice President
--------------------------------------------
Name and Title (TEXT 8901)


--------------------------------------------
E-mail Address (TEXT 4086)


(302) 552-6313                                               (302) 552-6310
--------------------------------------------------------     --------------------------------------------
Telephone: Area code/phone number/extension (TEXT 8902)      FAX: Area code/phone number (TEXT 9116)

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-19
Legal Title of Bank

FDIC Certificate Number - 23702                                           29

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                   ----------------------
                                                        Dollar Amounts in Thousands RCON   Bil  Mil Thou
---------------------------------------------------------------------------------------------------------
  1. Unposted debits (see instructions):
     a. Actual amount of all unposted debits ...................................... 0030                0   1.a
        OR
  b. Separate amount of unposted debits:
     (1) Actual amount of unposted debits to demand deposits ...................... 0031              N/A   1.b.1
     (2) Actual amount of unposted debits to time and savings deposits(1) ......... 0032              N/A   1.b.2
  2. Unposted credits (see instructions):
     a. Actual amount of all unposted credits ..................................... 3510                0   2.a.
        OR
     b. Separate amount of unposted credits:
        (1) Actual amount of unposted credits to demand deposits .................. 3512              N/A   2.b.1
        (2) Actual amount of unposted credits to time and savings deposits(1) ..... 3514              N/A   2.b.2
  3. Uninvested trust funds (cash) held in bank's own trust department (not
     included in total deposits in domestic offices) .............................. 3520                0   3
  4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
     a. Demand deposits of consolidated subsidiaries .............................. 2211           50,052   4.a
     b. Time and savings deposits(1) of consolidated subsidiaries ................. 2351                0   4.b
     c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...... 5514                0   4.c
  5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
     a. Demand deposits in insured branches (included in Schedule RC-E,
        Part II) .................................................................. 2229                0   5.a
     b. Time and savings deposits(1) in insured branches (included in Schedule
        RC-E, Part II) ............................................................ 2383                0   5.b
     c. Interest accrued and unpaid on deposits in insured branches
        (included in Schedule RC-G, item 1.b.) .................................... 5515                0   5.c
  6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a. Amount reflected in demand deposits (included in Schedule RC-E,
        Part I, item 7, column B) ................................................. 2314                0   6.a
     b. Amount reflected in time and savings deposits1 (included in
        Schedule RC-E, Part I, item 7, column A or C, but not column B) ........... 2315                0   6.b
  7. Unamortized premiums and discounts on time and savings deposits: (1, 2)
     a. Unamortized premiums ...................................................... 5516                0   7.a
     b. Unamortized discounts ..................................................... 5517                0   7.b
  8. To be completed by banks With "Oakar Deposits."
     a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S.
        territories and possessions):
        (1) Total deposits purchased or acquired from other FDIC-insured
            institutions during the quarter ....................................... A531                0   8.a.1
        (2) Amount of purchased or acquired deposits reported in
            item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits
            attributable to BIF) .................................................. A532                0   8.a.2
     b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto
        Rico and U.S. territories and possessions) ................................ A533                0   8.b

----------
  (1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
  (2)   Exclude core deposit intangibles.

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
----------------------------                                           RC-20
Legal Title of Bank

FDIC Certificate Number - 23702                                           30

SCHEDULE RC-O--CONTINUED


                                                        Dollar Amounts in Thousands RCON   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------
   9.Deposits in lifeline accounts ................................................ 5596                    9
  10.Benefit-responsive "Depository Institution Investment Contracts"
     (included in total deposits in domestic offices) ............................. 8432                0   10
  11.Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in
     Schedule RC-E for certain reciprocal demand balances:
     a. Amount by which demand deposits would be reduced if the reporting bank's demand balances with the domestic offices of U.S.
        banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
        basis in Schedule RC-E had been reported on a net basis ................... 8785                0   11.a
     b. Amount by which demand deposits would be increased if the reporting bank's demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto
        Rico and U.S. territories and possessions) that were reported on a net
        basis in Schedule RC-E had been reported on a gross basis ................. A181                0   11.b
     c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net balances with the domestic offices of U.S.
        banks and savings associations and insured branches in Puerto Rico
        and U.S. territories and possessions in Schedule RC-E ..................... A182                0   11.c
  12.Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a. Amount of assets netted against demand deposits ........................... A527                0   12.a
     b. Amount of assets netted against time and savings deposits ................. A528                0   12.b

Memoranda (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                        Dollar Amounts in Thousands    RCON   Bil/Mil/Thou
-----------------------------------------------------------------------------------------------------------
  1. Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions
     (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal the sum of Schedule RC, item 13.a, and Schedule RC-O, items 5.a
     and 5.b):
     a. Deposit account of $100,000 or less:
        (1) Amount of deposit accounts of $100,000 or less ........................... 2702         217,389   M.1.a.1
        (2) Number of deposit accounts of $100,000 or less (to be             Number
            completed for the June report only)                        3779   15,558                          M.1.a.2
     b. Deposit accounts of more than $100,000:
        (1) Amount of deposit accounts of more than $100,000 ......................... 2710      10,863,732   M.1.b.1
                                                                              Number
        (2) Number of deposit accounts of more than $100,000 ..........2722      581                          M.1.b.2
  2. MEMORANDUM ITEM 2 IS TO BE COMPLETED BY ALL BANKS.
     Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S.
     territories and possessions (see instructions) .................................. 5597      10,621,233   M.2
  3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's Call Report or Thrift Financial Report?
     If so, report the legal title and FDIC Certificate
     Number of the parent bank or parent savings association:

                  Text                                                                RCON    FDIC Cert No.
                                                                                      ---------------------
        A545 ........................................................................ A545              N/A   M.3

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------                                     RC-21
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                            31

SCHEDULE RC-R--REGULATORY CAPITAL

                                                                        Dollar Amounts in Thousands  RCFD   Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
1.  Total equity capital (from Schedule RC, item 28)...............................................  3210      4,301,265   1
2.  LESS: Net unrealized gains (losses) on available-for-sale securities(1)
    (If a gain, report as a positive value; if a loss, report as a negative value).................  8434          3,931   2
3.  LESS: Net unrealized loss on available-for-sale EQUITY securities(1)
    (report loss as a positive value)..............................................................  A221              0   3
4.  LESS: Accumulated net gains (losses) on cash flow hedges(1)
    (If a gain, report as a positive value; if a loss, report as a negative value).................  4336              0   4
5.  LESS: Nonqualifying perpetual preferred stock..................................................  B588              0   5
6.  Qualifying minority interests in consolidated subsidiaries.....................................  B589              0   6
7.  LESS: Disallowed goodwill and other disallowed intangible assets...............................  B590         59,204   7
8.  Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)..................................  C227      4,238,130   8
9.  a. LESS: Disallowed servicing assets and purchased credit card relationships...................  B591        388,494   9.a
    b. LESS: Disallowed deferred tax assets........................................................  5610              0   9.b
10. Other additions to (deductions from) Tier 1 capital............................................  B592              0   10
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b).................................  8274      3,849,636   11

TIER 2 CAPITAL
12. Qualifying subordinated debt and redeemable preferred stock....................................  5306      1,250,000   12
13. Cumulative perpetual preferred stock includible in Tier 2 capital..............................  B593              0   13
14. Allowance for loan and lease losses includible in Tier 2 capital...............................  5310        495,669   14
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital..........  2221              0   15
16. Other Tier 2 capital components................................................................  B594              0   16
17. Tier 2 capital (sum of items 12 through 16)....................................................  5311      1,745,669   17
18. Allowable Tier 2 capital (lesser of item 11 or 17).............................................  8275      1,745,669   18

19. Tier 3 capital allocated for market risk.......................................................  1395              0   19
20. LESS: Deductions for total risk-based capital..................................................  B595              0   20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)...........................  3792      5,595,305   21

TOTAL ASSETS FOR LEVERAGE RATIO
22. Average total assets (from Schedule RC-K, item 9)..............................................  3368     33,772,936   22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)...........  B590         59,204   23
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)  B591        388,494   24
25. LESS: Disallowed deferred tax assets (from item 9.b above).....................................  5610              0   25
26. LESS: Other deductions from assets for leverage capital purposes...............................  B596              0   26
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)..........  A224     33,325,238   27

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28. a. ADJUSTMENT TO TIER 1 CAPITAL REPORTED IN ITEM 11............................................  C228         26,426   28.a
    b. Adjustment to total risk-based capital reported in item 21..................................  B503         52,851   28.b
29. Adjustment to risk-weighted assets reported in item 62.........................................  B504         41,701   29
30. Adjustment to average total assets reported in item 27.........................................  B505         78,817   30

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries)

                                                                                        (Column A)           (Column B)
                                                                               RCFD     Percentage   RCFD    Percentage
                                                                               ----     ----------   ----    ----------
31. Tier 1 leverage ratio(2).................................................  7273         11.50%   7204        11.65%    31
32. Tier 1 risk-based capital ratio(3).......................................  7274          9.92%   7206         9.97%    32
33. Total risk-based capital ratio(4)........................................  7275         14.38%   7205        14.50%    33

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

CHASE MANHATTAN BANK USA, NA                                           FFIEC 031
-----------------------------------                                    RC-22
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 15:30:13 CST

FDIC Certificate Number - 23702                                           32

SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                                               (Column A)      (Column B)
                                                                 Totals        Items Not
                                                                 (FROM         Subject to
                                Dollar Amounts in Thousands   SCHEDULE RC)   Risk-Weighting
-------------------------------------------------------------------------------------------
                                                              Bil/Mil/Thou    Bil/Mil/Thou
                                                              -----------------------------
BALANCE SHEET ASSET CATEGORIES
34. Cash and balances due from depository institutions
    (Column A equals the sum of Schedule RC, items 1.a and     RCFD 0010
    1.b)...................................................        520,055

                                                               RCFD 1754        RCFD B603
35. Held-to-maturity securities............................            612                0

                                                               RCFD 1773        RCFD B608
36. Available-for-sale securities..........................        106,587            3,065

37. Federal funds sold and securities purchased under          RCFD C225
    agreements to resell...................................              0

                                                               RCFD 5369        RCFD B617
38. Loans and leases held for sale.........................        310,015                0

                                                               RCFD B528        RCFD B822
39. Loans and leases, net of unearned income(1)...........      30,222,845                0

                                                               RCFD 3123        RCFD 3123
40. LESS: Allowance for loan and lease losses..............      1,576,758        1,576,758

                                                               RCFD 3545        RCFD B627
41. Trading assets.........................................             17               17

                                                               RCFD B639        RCFD B840
42. All other assets(2)....................................      3,544,474        1,130,331

                                                               RCFD 2170        RCFD B644
43. Total assets (sum of items 34 through 42)..............     33,127,847         (443,345)

                                                               (Column C)     (Column D)     (Column E)     (Column F)
                                                              ---------------------------------------------------------
                                                                           Allocation by Risk Weight Category
                                                              ---------------------------------------------------------
                                Dollar Amounts in Thousands       0%             20%            50%            100%
-----------------------------------------------------------------------------------------------------------------------
                                                              Bil/Mil/Thou   Bil/Mil/Thou   Bil/Mil/Thou   Bil/Mil/Thou
                                                              ------------   ------------   ------------   ------------
BALANCE SHEET ASSET CATEGORIES
34. Cash and balances due from depository institutions
    (Column A equals the sum of Schedule RC, items 1.a and     RCFD B600      RCFD B601                     RCFD B602
    1.b)...................................................         33,651        486,404                             0  34

                                                               RCFD B604      RCFD B605      RCFD B606      RCFD B607
35. Held-to-maturity securities............................              0            612              0              0  35

                                                    RCFD B608  RCFD B609      RCFD B610      RCFD B611      RCFD B612
36. Available-for-sale securities...................    3,065       33,726         69,031            765              0  36

37. Federal funds sold and securities purchased under          RCFD C063      RCFD C064                     RCFD B520
    agreements to resell...................................              0              0                             0  37

                                                               RCFD B618      RCFD B619      RCFD B620      RCFD B621
38. Loans and leases held for sale.........................              0              0        256,829         53,186  38

                                                               RCFD B623      RCFD B624      RCFD B625      RCFD B626
39. Loans and leases, net of unearned income(1)...........               0              0         83,849     30,138,996  39

40. LESS: Allowance for loan and lease losses..............                                                              40

                                                               RCFD B628      RCFD B629      RCFD B630      RCFD B631
41. Trading assets.........................................              0              0              0              0  41

                                                               RCFD B641      RCFD B642      RCFD B643      RCFD 5339
42. All other assets (2)...................................         41,276         57,322          6,744      2,308,801  42

                                                               RCFD 5320      RCFD 5327      RCFD 5334      RCFD 5340
43. Total assets (sum of items 34 through 42)..............        108,653        613,369        348,167     32,500,983  43

----------
(1) Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

CHASE MANHATTAN BANK USA, NA                                          FFIEC 031
-----------------------------------------------------------           RC-23
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                            33

SCHEDULE RC-R--CONTINUED

                                                                     (Column A)                        (Column B)
                                                                     Face Value         Credit           Credit
                                                                     or Notional      Conversion       Equivalent
                                                                       Amount           Factor          Amount(1)
                                                                   --------------                     ------------
                                      Dollar Amounts in Thousands   Bil/Mil/Thou                      Bil/Mil/Thou
---------------------------------------------------------------------------------     -----------     ------------
Derivatives and Off-Balance Sheet Items                               RCFD B546                         RCFD B547
44. Financial standby letters of credit............................         3,097        1.000                3,097
45. Performance standby letters of                                    RCFD 3821                         RCFD B650
    credit.........................................................             0         .50                     0
46. Commercial and similar letters                                    RCFD 3411                         RCFD B655
    of credit......................................................             0         .20                     0
47. Risk participations in bankers
    acceptances acquired by the                                       RCFD 3429                         RCFD B660
    reporting institution..........................................             0        1.00                     0
                                                                      RCFD 3433                         RCFD B664
48. Securities lent................................................             0        1.00                     0
49. Retained recourse on small business                               RCFD A250                         RCFD B689
    obligations sold with recourse.................................             0        1.00                     0
50. Recourse and direct credit substitutes
    (other than financial standby letters of
    credit) subject to the low-level exposure
    rule and residual interests subject to a                          RCFD B541                         RCFD B542
    dollar-for-dollar capital requirement..........................       510,519         M               6,381,485
51. All other financial assets sold with                              RCFD B675                         RCFD B676
    recourse.......................................................       952,240        1.00               952,240
52. All other off-balance sheet                                       RCFD B681                         RCFD B682
    liabilities....................................................             0        1.00                     0
53. Unused commitments with an original                               RCFD 3833                         RCFD B687
    maturity exceeding one year....................................             0         .50                     0
                                                                                                        RCFD A167
54. Derivative contracts...........................................                                          44,403

                                                      (Column C)         (Column D)         (Column E)         (Column F)
                                                     ----------------------------------------------------------------------
                                                                       Allocation by Risk Weight Category
                                                     ----------------------------------------------------------------------
                         Dollar Amounts in Thousands       0%                20%                50%              100%
---------------------------------------------------------------------------------------------------------------------------
                                                     Bil/Mil/Thou       Bil/Mil/Thou       Bil/Mil/Thou       Bil/Mil/Thou
Derivatives and Off-Balance Sheet Items                RCFD B548          RCFD B581          RCFD B582          RCFD B583
44. Financial standby letters of credit.............             0              3,097                  0                  0    44
45. Performance standby letters of                     RCFD B651          RCFD B652          RCFD B653          RCFD B654
    credit..........................................             0                  0                  0                  0    45
46. Commercial and similar letters                     RCFD B656          RCFD B657          RCFD B658          RCFD B659
    of credit.......................................             0                  0                  0                  0    46
47. Risk participations in bankers
    acceptances acquired by the                        RCFD B661          RCFD B662                             RCFD B663
    reporting institution...........................             0                  0                                     0    47
                                                       RCFD B665          RCFD B666          RCFD B667          RCFD B668
48. Securities lent.................................             0                  0                  0                  0    48
49. Retained recourse on small business                RCFD B670          RCFD B671          RCFD B672          RCFD B673
    obligations sold with recourse..................             0                  0                  0                  0    49
50. Recourse and direct credit substitutes
    (other than financial standby letters of
    credit) subject to the low-level exposure
    rule and residual interests subject to a                                                                    RCFD B543
    dollar-for-dollar capital requirement...........                                                              6,381,485    50
51. All other financial assets sold with               RCFD B677          RCFD B678          RCFD B679          RCFD B680
    recourse........................................             0                  0            952,240                  0    51
52. All other off-balance sheet                        RCFD B883          RCFD B684          RCFD B685          RCFD B686
    liabilities.....................................             0                  0                  0                  0    52
53. Unused commitments with an original                RCFD B688          RCFD B689          RCFD B690          RCFD B691
    maturity exceeding one year.....................             0                  0                  0                  0    53
                                                       RCFD B693          RCFD B694          RCFD B695
54. Derivative contracts............................             0                  0             44,403                       54

--------
(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or institution-specific factor.

CHASE MANHATTAN BANK USA, NA                                          FFIEC 031
-----------------------------------------------------------           RC-24
Legal Title of Bank

Transmitted to EDS as 0198154 on 07/30/02 at 16:30:13 CST

FDIC Certificate Number - 23702                                            34

SCHEDULE RC-R--CONTINUED


                                                                   (Column C)    (Column D)         (Column E)         (Column F)
                                                                  -----------------------------------------------------------------
                                                                               Allocation by Risk Weight Category
                                                                  -----------------------------------------------------------------
                                                                        0%           20%                50%              100%
                                                                  -----------------------------------------------------------------
                                     Dollar Amounts in Thousands  Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou
-------------------------------------------------------------------------------  -------------  -------------  -------------
TOTALS
55. Total assets, derivatives, and off-balance sheet items
    by risk weight category                                         RCFD B696      RCFD B697      RCFD B698      RCFD B699
    (for each column, sum of items 43 through 54)...............        108,653        616,466      1,344,830     38,882,468    55

56. Risk weight factor..........................................       * 0%           * 20%          * 50%         * 100%       56

57. Risk-weighted assets by risk weight category (for each          RCFD B700      RCFD B701      RCFD B702      RCFD B703
    column, item 55 multiplied by item 56)......................              0        123,293        672,415     38,882,468    57


                                                                                                                 RCFD 1651
58. Market risk equivalent assets...............................                                                           0    58

59. Risk-weighted assets before deductions for excess
    allowance for loan and lease losses and allocated transfer
    risk reserve (sum of item 57, columns C                                                                      RCFD B704
    through F, and item 58).....................................                                                  39,678,176    59
                                                                                                                 RCFD A222
60. LESS: Excess allowance for loan and lease losses............                                                   1,081,089    60

                                                                                                                 RCFD 3128
61. LESS: Allocated transfer risk reserve.......................                                                           0    61
                                                                                                                 RCFD A223
62. Total risk-weighted assets (item 59 minus items 60 and 61)..                                                  38,597,087    62

Memoranda

                                                                 Dollar Amounts in Thousands        RCFD    Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered by the risk-based
   capital standards........................................................................        8764          26,497       M.1

                                                                 With a remaining maturity of
                                        ------------------------------------------------------------------------------
                                                       (Column A)             (Column B)                  (Column C)
                                                        One year             Over one year                    Over
                                                        or less                 through                   five years
                                                                              five years
                                        ------------------------------------------------------------------------------
2. Notional principal amounts of
   derivative contracts:(1)              RCFD  Tril/Bil/Mil/Thou    RCFD  Tril/Bil/Mil/Thou  RCFD   Trill/Bil/Mil/Thou
                                        ------------------------------------------------------------------------------
   a. Interest rate contracts........... 3809                  0    8766                  0  8767               30,084      M.2.a
   b. Foreign exchange contracts........ 3812                  0    8769                  0  8770               23,403      M.2.b
   c. Gold contracts.................... 8771                  0    8772                  0  8773                    0      M.2.c
   d. Other precious metals contracts... 8774                  0    8775                  0  8776                    0      M.2.d
   e. Other commodity contracts......... 8777                  0    8778                  0  8779                    0      M.2.e
   f. Equity derivative contracts....... A000                  0    A001            137,007  A002               47,392      M.2.f

-------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.